UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Intelligent Bio Solutions Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY – SUBJECT TO COMPLETION

Intelligent Bio Solutions Inc.

135 West 41st Street, 5th Floor

New York, NY 10036

To the Stockholders of Intelligent Bio Solutions Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Intelligent Bio Solutions Inc. (the “Company”). The Annual Meeting will be held virtually at 4:00 p.m. Eastern Time on December 3, 2026, or at such other time or such other date to which the meeting may be adjourned. The Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. The Proxy Statement also includes instructions on how to vote. We urge you to read the Proxy Statement carefully.

We will mail our Proxy Statement, along with a proxy card, on or about November 2, 2026, to our stockholders of record as of the close of business on October 13, 2026. These materials and our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2026, are available online at https://web.viewproxy.com/inbs/2026.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, October 13, 2026, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a legal proxy issued to you by your nominee holder, which you will need in order to attend and vote online during the virtual Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on December 3, 2026.

Very truly yours,

/s/ Steven Boyages
Steven Boyages
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on December 3, 2026

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement, our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2026 (the “Annual Report”) are available online at https://web.viewproxy.com/inbs/2026.

PRELIMINARY COPY – SUBJECT TO COMPLETION

INTELLIGENT BIO SOLUTIONS INC.

135 West 41st Street, 5th Floor, New York, NY 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 3, 2026

To the Stockholders of Intelligent Bio Solutions Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders for the fiscal year ended June 30, 2026 (the “Annual Meeting”) of Intelligent Bio Solutions Inc. (the “Company”) will be held on December 3, 2026, at 4:00 p.m. Eastern Time. We have determined that the Annual Meeting will be held in a virtual meeting format via the Internet. There will not be a physical meeting location for the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 4:00 p.m. Eastern Time. You should ensure that you have a strong internet connection to participate in the Annual Meeting, and you should allow plenty of time to log in to ensure that you can hear the streaming audio prior to the start of the Annual Meeting. In order to attend the meeting virtually, you must first register at https://web.viewproxy.com/inbs/2026 by 11:59 p.m. Eastern Time on December 2, 2026. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

We will mail our proxy statement, along with a proxy card, on or about November 2, 2026, to our stockholders of record as of the close of business on October 13, 2026 (the “Record Date”).

The Annual Meeting will be held for the following purposes, as described in the accompanying proxy statement:

●	To elect four directors of the Company nominated by the Board of Directors (the “Board”) (“Proposal 1”);

●	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 (the “Auditor Ratification Proposal” or “Proposal 2”);

●	To approve the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”), as amended and restated effective December 3, 2026 (the “2019 Plan Amendment Proposal” or “Proposal 3”);

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 2,036,659 shares of our common stock upon the exercise of the Series N-2 Warrants issued in a private placement on September 2, 2026 (the “Nasdaq Proposal” or “Proposal 4”);

●	To vote on a non-binding, advisory resolution to approve executive compensation (the “Say-on-Pay Proposal” or “Proposal 5”);

●	To vote on a non-binding, advisory proposal on the frequency of holding future votes regarding executive compensation (the “Say-on-Frequency Proposal” or “Proposal 6”);

●	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal (“Proposal 7”);

●	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal (“Proposal 8”); and

●	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

The Board is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

Only stockholders of record of the Company at the close of business on October 13, 2026, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036 for a period of ten days prior to the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your votes and proxy promptly via the Internet, by phone, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

We appreciate your continued confidence in our Company and look forward to having you join us at 4:00 p.m. Eastern Time on December 3, 2026.

By Order of the Board of Directors,

/s/ Harry Simeonidis
Harry Simeonidis
November 2, 2026	President and Chief Executive Officer

-i-

INTELLIGENT BIO SOLUTIONS INC.

135 West 41st Street, 5th Floor, New York, NY 10036

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 3, 2026

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Intelligent Bio Solutions Inc., a Delaware corporation (“INBS,” the “Company,” “we,” or “our”), for use at the virtual annual meeting of the Company’s stockholders for the fiscal year ended June 30, 2026 (the “Annual Meeting”), to be held on December 3, 2026, at 4:00 p.m. Eastern Time, and at any adjournments or postponements thereof. In order to attend the meeting virtually, you must first register at https://web.viewproxy.com/inbs/2026 by 11:59 p.m. Eastern Time on December 2, 2026. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. You will not be able to attend the Annual Meeting in person.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. We recommend that you submit your proxy even if you plan to attend the Annual Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

We will mail our proxy statement, along with a proxy card, on or about November 2, 2026, to our stockholders of record as of the close of business on October 13, 2026 (the “Record Date”).

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1. To elect four directors of the Company nominated by the Board. We refer to this proposal as “Proposal 1.”

2. To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. We refer to this as the “Auditor Ratification Proposal” or “Proposal 2.”

3. To approve the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”), as amended and restated effective December 3, 2026. We refer to this proposal as the “2019 Plan Amendment Proposal” or “Proposal 3.”

4. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 2,036,659 shares of our common stock upon the exercise of the Series N-2 Warrants issued in a private placement on September 2, 2026. We refer to this proposal as the “Nasdaq Proposal” or “Proposal 4.”

5. To vote on a non-binding, advisory resolution to approve executive compensation. We refer to this proposal as the “Say-on-Pay Proposal” or “Proposal 5.”

6. To vote on a non-binding, advisory proposal on the frequency of holding future votes regarding executive compensation. We refer to this proposal as the “Say-on-Frequency Proposal” or “Proposal 6.”

7. To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal. We refer to this proposal as “Proposal 7.”

8. To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal. We refer to this proposal as “Proposal 8.”

9. We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of our common stock at the close of business on October 13, 2026, the Record Date, are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting. On the Record Date, we had 3,316,803 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

If on the Record Date your common shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company (“Continental”), then you are a stockholder of record.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent and submit it to Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor, no later than 72 hours prior to the meeting. Your legal proxy should be sent to VirtualMeeting@viewproxy.com. Alliance Advisors will then issue you a valid control number to join the meeting.

Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”), and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter because the matter is “non-routine” or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

WHO MAY ATTEND THE ANNUAL MEETING?

Our Board has fixed the close of business on October 13, 2026, the Record Date, as the date for a determination of stockholders of Company common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Set forth below is a summary of the information you need to attend the virtual Annual Meeting.

HOW DO I ACCESS THE VIRTUAL ANNUAL MEETING?

The live audio webcast of the Annual Meeting will begin promptly at 4:00 p.m. Eastern Time on December 3, 2026. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system.

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You should ensure that you have a strong internet connection to participate in the Annual Meeting, and you should allow plenty of time to log in to ensure that you can hear the streaming audio prior to the start of the Annual Meeting. In order to attend the meeting virtually, you must first register at https://web.viewproxy.com/inbs/2026 by 11:59 p.m. Eastern Time on December 2, 2026. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

WHAT HAPPENS IF THERE ARE TECHNICAL DIFFICULTIES DURING THE ANNUAL MEETING?

Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or you can call 1-866-612-8937.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

HOW DO I VOTE?

If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Continental, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy card or by voting online during the Annual Meeting.

Over the Internet at the Meeting: In order to vote at the Annual Meeting, you must first register at https://web.viewproxy.com/inbs/2026 by 11:59 p.m. Eastern Time on December 2, 2026. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

Over the Internet Prior to the Meeting: If you are a stockholder of record, you can also vote your shares prior to the Annual Meeting by visiting www.FCRvote.com/INBS and entering the control number included on your proxy card. Please see the registration instructions above for voting “Over the Internet at the Meeting.” If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Telephone: To vote by telephone, please call 1-866-402-3905, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy prior to the deadline specified on your proxy card for your proxy to be valid and your vote to count.

By Mail: To vote by mail, you must complete, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the Board.

If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Annual Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions.

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WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting may be adjourned or postponed if a quorum is not present at the meeting on December 3, 2026. The presence in person (virtually) or by proxy at the Annual Meeting of not less than one-third (1/3) of the capital stock issued and outstanding and entitled to vote thereat (as of the Record Date) will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not considered to be “entitled to vote” on that matter and are not counted or deemed to be present or represented at the Annual Meeting for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS AND HOW DO I VOTE BY PROXY?

Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1. “FOR” election of the Board’s four nominees to our Board of Directors.

2. “FOR” ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.

3. “FOR” approval of the 2019 Plan, as amended and restated effective December 3, 2026.

4. “FOR” approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of up to 2,036,659 shares of our common stock upon the exercise of the Series N-2 Warrants issued in a private placement on September 2, 2026.

5. “FOR” approval of a non-binding, advisory resolution to approve executive compensation.

6. “ONE YEAR” as the preferred frequency for holding future advisory votes regarding executive compensation.

7. “FOR” authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal.

8. “FOR” authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal.

9. In their discretion, upon such other matters as may properly come before the Annual Meeting.

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If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person, which would include your virtual presence at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and votes withheld will have no effect on this proposal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. As Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from this proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 3: Approval of the 2019 Plan Amendment Proposal.

The approval of Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 4: Approval of the Nasdaq Proposal.

The approval of Proposal 4 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 5: Approval of the Say-on-Pay Proposal.

The approval of Proposal 5 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

As described in more detail in Proposal 5, because this proposal is non-binding, our Board may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

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Proposal 6: Approval of the Say-on-Frequency Proposal.

The frequency option (ONE YEAR, TWO YEARS or THREE YEARS) that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) will be the frequency recommended by stockholders of future executive compensation advisory votes. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

With respect to Proposal 6, if none of the three frequency options receives the affirmative vote of the holders of shares of common stock representing a majority of the votes cast (excluding abstentions and broker non-votes), we will consider the frequency option (ONE YEAR, TWO YEARS or THREE YEARS) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. However, as described in more detail in Proposal 6, because this proposal is non-binding, our Board may decide that it is in our and our stockholders’ best interests to hold future executive compensation advisory votes more or less frequently than the option recommended by our stockholders.

Proposal 7: Authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal.

The approval of Proposal 7 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Proposal 8: Authorization of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal.

The approval of Proposal 8 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter properly brought before the meeting; such unvoted shares are referred to as “broker non-votes.” Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not considered to be “entitled to vote” on the proposal and are not counted or deemed to be present or represented at the Annual Meeting for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present at the Annual Meeting.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our Amended and Restated Bylaws (the “Bylaws”) provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements. Additionally, we have engaged Alliance Advisors to assist us in soliciting proxies for a fee of $52,000, plus expenses.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036 and our telephone number is (646) 790-5756.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The current number of directors on our Board of Directors is four. Under our Bylaws, the number of directors on our Board will not be less than one, nor more than nine, and is fixed by, and may be increased or decreased by, resolution of the Board. There are no family relationships among any of our directors or executive officers.

Our business is managed under the direction of our Board, which currently consists of the individuals listed below:

Director	Age+	Position(s) with the Company†	Director Since
Steven Boyages*	69	Chairman of the Board Former Interim Chief Executive Officer (October 29, 2021 - October 26, 2022)	July 2020
Jonathan Hurd*	56	Director	April 2018
Jason Isenberg*	53	Director	October 2022
Nicola Fraser*	50	Director	June 2024

+ As of October 13, 2026

* Independent

† See the “Board Meetings and Information Regarding Committees of the Board of Directors” section of this proxy statement for a list of committee memberships.

Steven Boyages MB MS BS PhD

Dr. Steven Boyages, 69, is a practicing clinician in diabetes and endocrinology with more than 30 years’ experience in medicine, including multiple executive positions. Dr. Boyages held the position of Interim Chief Executive Officer of the Company for less than one year, from October 29, 2021, to October 26, 2022. Dr. Boyages also previously held the position of Chief Executive of the Sydney West Area Health Service (SWAHS) from February 2002 to May 2011, which is now known as Western Sydney Local Health District, covering a population of approximately 1.2 million people. SWAHS employed more than 15,000 staff and had a gross operating budget of $2 billion, managing $1.6 billion worth of assets. Dr. Boyages has also served as Medical Director for eHealth New South Wales and was the founding Chief Executive of the Clinical Education and Training Institute (CETI) New South Wales, Australia, set up to ensure the development and the delivery of clinical education and training across the NSW public health system. Previous to this, Dr. Boyages was the Director of Diabetes and Endocrinology at Westmead Hospital, from February 1990 to December 1999. During this time, Dr. Boyages’ major achievements were to define the pathophysiology of thyroid hormone deficiency on brain development secondary to iodine deficiency; to develop prevention strategies in iodine deficient communities in China, India, Indonesia and Northern Italy; to define the impact of Growth Hormone excess and deficiency in adults and to develop innovative population health models of care for people with diabetes. Dr. Boyages continues an active research career in a range of fields, but mostly in the pursuit of better models of chronic disease prevention and management. Dr. Boyages was the founding director of the Centre for Research and Clinical Policy in NSW Health in 1999, during which time he established the Priority Health Programs (receiving $15 million in funding per annum), doubled the Research Infrastructure Grants Program, established the Quality Branch of NSW Health and was appointed as Clinical Advisor to the Director General to implement the Government Action Plan for Health Reform. Additionally, Dr. Boyages was instrumental in establishing and securing funding for the NSW biotechnology strategy, BioFirst, a $150 million investment. We believe that Dr. Boyages is well-qualified to serve on our Board of Directors due to his medical expertise and research and development experience. He also has extensive experience in financial management, board and corporate governance, government relations and regulatory affairs.

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Jonathan S. Hurd, CAMS

Mr. Hurd, 56, has been a member of our Board of Directors since April 2018 and chairs the Company’s Compensation Committee. He previously served as our Chairman of the Board from August 2018 to November 2019. Mr. Hurd has expertise in broker-dealer and investment advisory regulations and is well versed in FINRA and SEC rules and regulations. Mr. Hurd has served as Founder and CEO at Asgard Regulatory Group, or “Asgard,” since founding the firm in 2008. Asgard provides consulting, advisory and risk management services to broker-dealer, investment adviser, hedge funds, private equity, and banking clients both domestically and abroad. Prior to starting Asgard, Mr. Hurd was the Chief Compliance Officer for several financial institutions. His experience involved full-service broker-dealers, investment advisory firms, bank-broker-dealers and mortgage-backed securities. Mr. Hurd also served on the Board of Directors for many of these companies. Prior to working at these financial institutions, Mr. Hurd was a Supervisor of Examiners at FINRA, previously NASD, in the New York District Office. While with FINRA, he supervised routine examinations of FINRA member firms, and conducted large-scale enforcement cases jointly with the Justice Department and Federal Bureau of Investigation. Mr. Hurd also assisted the District Office with its ongoing training of new examiners. In addition, from 2005 to 2011, Mr. Hurd was a Senior Adjunct Professor in the Townsend School of Business at Dowling College, where he instructed MBA students in matters relating to the United States securities markets and financial institutions. He was responsible for introducing students to the subjects of financial derivatives, foreign stock exchange, hedge transactions and risk management. Mr. Hurd is also a Certified Anti-Money Laundering Specialist (CAMS) and holds the Series 7, 14, 24, 27, 53, 57, 63, 79 and 99 licenses as well as his NYS Life and Health Insurance licenses. We believe Mr. Hurd is well-qualified to serve on our Board of Directors due to his substantial experience in corporate finance, his expertise in the regulation and functioning of securities markets and his widespread relationships in the financial industry.

Jason Isenberg

Mr. Isenberg, 53, has been a member of our Board since October 2022. Mr. Isenberg currently serves as Assistant General Counsel for RFA Management Company, LLC in Atlanta, Georgia, where he advises a large, endowment-style portfolio of affiliated companies, trusts and foundations and their respective managers, stockholders and boards in matters including corporate governance, corporate and real estate transactions, business operations, employment law and risk mitigation, a position he has held since 2006. Mr. Isenberg is recognized for having successfully negotiated investment and corporate transactions totaling over $1,000,000,000. Mr. Isenberg’s prior experience includes working with and for several global law firms, focusing on areas of construction and mass-tort litigation. Mr. Isenberg holds a Bachelor of Arts from the University of Maryland and his Juris Doctor from New England Law in Boston. We believe Mr. Isenberg is well-qualified to serve on our Board of Directors due to his substantial experience in investments and corporate transactions.

Nicola Fraser

Nicola Fraser, 50, has been a member of our Board of Directors since June 7, 2024, and chairs the Company’s Audit Committee. Ms. Fraser is currently the Managing Partner of NextKey Services LLC (“NextKey”), a financial consulting company she co-founded in 2019 that advises high-growth companies on strategic financial matters. From 2015 to 2018, prior to founding NextKey, Ms. Fraser served as Executive Director of Finance, Regulatory Capital at JP Morgan Chase. While at JP Morgan Chase and in her previous senior executive positions at Fannie Mae and Deloitte, she led significant financial transformations and regulatory compliance initiatives. Ms. Fraser is an active CPA, licensed in Texas, and holds an AICPA Chartered Global Management Accountant (CGMA) designation. We believe Ms. Fraser is well-qualified to serve on our Board of Directors due to her substantial experience in financial reporting and understanding of compliance and the audit process of the Company.

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CORPORATE GOVERNANCE

Overview

We set high standards for the Company’s employees, officers, and directors. Implicit in this philosophy is the importance of sound corporate governance. We regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Governance section of our website, www.ibs.inc, including our Code of Ethics (“Code of Ethics”) and the charters for our Audit, Compensation and Nominating and Corporate Governance Committees. We believe that our corporate governance policies and practices, including the majority of independent directors on our Board, empower our independent directors to effectively oversee our management-including the performance of our Chief Executive Officer-and provide an effective and appropriately balanced board governance structure. The information contained on or accessible through our website is not incorporated by reference in or considered part of this proxy statement.

Independence of the Board of Directors

Our Board of Directors has determined that each of our director nominees standing for election is an independent director (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules).

In determining the independence of our directors, the Board considered all transactions in which the Company and any director had any interest, including those discussed under “Related Person Transactions” below.

All of our directors are independent. The independent directors meet as often as necessary to fulfill their responsibilities and will have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Bylaws provide our Board with flexibility to combine or separate the positions of chairperson of the Board of Directors and Chief Executive Officer.

The Board believes that our optimal leadership framework at this time is to separate the positions of Chief Executive Officer and chairperson of the Board, and to have a Board composed of a majority of independent directors. Harry Simeonidis currently serves as our President and Chief Executive Officer, and Steven Boyages currently serves as Chairman of the Board. As a company operating in the highly regulated medical device industry, we and our stockholders benefit from a Chief Executive Officer with deep experience and leadership in, and knowledge of, the medical device industry. In his role as President and Chief Executive Officer, Mr. Simeonidis is responsible for the day-to-day management and direction of the Company, leading the management team and formulating corporate strategy.

Although management is responsible for the day-to-day management of the risks we face, our Board of Directors and its committees take an active role in overseeing management of our risks and have the ultimate responsibility for the oversight of risk management, including with regard to cybersecurity. The Board of Directors regularly reviews information regarding our operational, financial, legal and strategic risks. Specifically, senior management attends periodic meetings of the Board of Directors, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by our Board of Directors.

In addition, the committees assist the Board of Directors in fulfilling its oversight responsibilities regarding risk. The Audit Committee coordinates the Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, related person transactions and code of conduct and corporate governance guidelines. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. When any of the committees receives a report related to material risk oversight, the chairperson of the relevant committee will report on the discussion to the full Board of Directors.

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Annual Meeting Attendance

The Board does not have a formal policy with respect to Board member attendance at annual meetings of stockholders, but all members of the Board are encouraged to attend. All of our directors attended last year’s annual meeting.

Board Meetings and Information Regarding Committees of the Board of Directors

Our Board of Directors met 5 times and acted by written consent 13 times during the fiscal year ended June 30, 2026. Each incumbent Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the fiscal year ended June 30, 2026, for which he or she was a director or committee member.

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The following table provides the current membership information for each of the Board committees and the number of committee meetings held during the fiscal year ended June 30, 2026.

Name	Audit Committee	Compensation Committee	Nominating Committee
Steven Boyages	X	X	X (Chairperson)
Jonathan S. Hurd	X	X (Chairperson)	X
Jason Isenberg	-	X	X
Nicola Fraser	X (Chairperson)	-	-
Total meetings in fiscal year ended June 30, 2026	4(1)	2(2)	0(3)

(1) The Audit Committee acted by written consent 1 time in lieu of meeting.

(2) The Compensation Committee acted by written consent 1 time in lieu of meeting.

(3) The Nominating Committee acted by written consent 1 time in lieu of meeting.

Below is a description of each committee of the Board of Directors. The Board has adopted written charters for each of the committees, which are available on the Investors - Governance section of our website at www.ibs.inc. Information contained on or accessible through our website is not incorporated by reference in or considered part of this proxy statement.

Audit Committee

We have established an Audit Committee of the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act, which consists of Ms. Fraser, Dr. Boyages and Mr. Hurd, each of whom is an independent director under the Nasdaq listing standards applicable to audit committees. Ms. Fraser qualifies as an “audit committee financial expert” as defined in the rules and regulations established by the SEC. Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. The Audit Committee’s duties, which are specified in the Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board of Directors whether the audited financial statements should be included in our Annual Report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

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●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Compensation Committee

We have established a Compensation Committee of the Board of Directors that consists of Mr. Hurd, Mr. Isenberg, and Dr. Boyages, each of whom is an independent director under the Nasdaq Stock Market listing standards applicable to compensation committees. The Compensation Committee’s duties, which are specified in our Compensation Committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our principal executive officer’s compensation, evaluating our principal executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our principal executive officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation and equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee Charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the Nasdaq Stock Market and the SEC. The Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with the Company’s certificate of incorporation, bylaws and other applicable law and Nasdaq Stock Market rules.

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Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee of the Board of Directors that consists of Dr. Boyages, Mr. Hurd and Mr. Isenberg, each of whom is an independent director under the Nasdaq Stock Market listing standards applicable to nominating committees. The Nominating Committee is responsible for identifying individuals qualified to become members of the Company’s Board of Directors and accordingly recommends director nominees for the annual meeting of stockholders. The Nominating Committee also recommends and implements policies and procedures intended to assist the Board in its operations and in fulfilling its obligations to the Company and its stockholders.

Guidelines for Selecting Director Nominees:

The guidelines for selecting nominees generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. Although the Nominating Committee does not have specific guidelines on diversity, diversity is one of many criteria the Nominating Committee considers when evaluating candidates. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

The Nominating Committee will consider nominees for the Board recommended by stockholders in accordance with the Company’s Bylaws. Stockholders wishing to propose Director candidates for consideration by the Nominating Committee may do so by writing, by the deadlines specified in the Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Bylaws. The Bylaws set forth further requirements for stockholders wishing to nominate Director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company.

In order to be timely, such notice must be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 4, 2027 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders). The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

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Board Diversity

We do not have a formal policy regarding Board diversity. Our Board believes each director should understand the principal operational and financial objectives, plans, and strategies of the Company, as well as our operational results, financial condition, and standing relative to our competitors. The Company values diversity on a company-wide basis and aims to achieve a mix of directors representing diverse backgrounds and experiences, including age, gender, race, ethnicity, and occupation.

Although the Nominating Committee does not have specific goals or guidelines on diversity, it is one of many criteria considered by the Nominating Committee when evaluating candidates. Generally, we strive to assemble a Board that offers a variety of perspectives and skills from business and professional experiences, which we consider in the best interests of the Company and our stockholders. In doing so, we also consider candidates with suitable non-business backgrounds.

Stockholder Communications with the Board of Directors

Our Board of Directors believes that stockholders should have an opportunity to communicate with the Board of Directors, and efforts have been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders wishing to communicate with the Board, or an individual director, may send a written communication to the Board of Directors or such director at Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed, unless the Secretary decides the communication is more suitably directed to Company management, in which case the communication will be forwarded to Company management, or if the communication contains advertisements, solicitations or is otherwise inappropriate, in which case the Secretary shall discard the communication.

Code of Business Conduct and Ethics

The Company has adopted a written Code of Ethics that applies to all officers, directors, and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Investors - Governance section of our website at www.ibs.inc or may be obtained free of charge by writing to Intelligent Bio Solutions Inc., Attn: Corporate Secretary, 135 West 41st Street, 5th Floor, New York, New York 10036. If the Company makes any substantive amendments to the Code of Ethics or grants any waiver from a provision of the Code of Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The information contained on or accessible through our website is not incorporated by reference in or considered part of this proxy statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company and written representations, during the fiscal year ended June 30, 2026, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

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Policy with Respect to Insider Trading and Hedging Transactions

We have adopted an Insider Trading Policy that provides guidance to employees (including officers) and directors with respect to transactions in the Company’s securities. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company. The policy also prohibits directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities without our prior approval. It is also the Company’s policy to comply with all applicable securities laws when transacting in its own securities.

Information Regarding Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of October 13, 2026, are set forth below.

Name	Age	Positions	Officer Since

Harry Simeonidis	57	President	October 2022- Present September 2017- October 2021
		Chief Executive Officer	October 2022- Present January 2020- October 2021
		President Asia Pacific, Sales and Marketing	October 2021- October 2022
Spiro Sakiris	64	Chief Financial Officer	April 2019 - Present

Harry Simeonidis

Mr. Harry Simeonidis, 57, has served as our President and Chief Executive Officer since October 2022. Mr. Simeonidis served as our President Asia Pacific, Sales and Marketing from October 2021 to October 2022. Mr. Simeonidis also previously served as our President and a member of our Board of Directors from September 2017 until October 2021, and Chief Executive Officer from January 2020 until October 2021. Mr. Simeonidis has more than 27 years of experience in senior management roles in healthcare, pharmaceutical and life sciences businesses across the APAC Region. Previously, from March 2017 to December 2019, he served as the General Manager of FarmaForce Limited, an Australian company listed on the Australian Securities Exchange. From April 2015 to March 2017, Mr. Simeonidis operated a private consulting firm, offering services predominantly to clients from the healthcare sector in Australia. From 2013 to April 2015, Mr. Simeonidis was General Manager of Surgery, Asia Pacific, at GE Healthcare. From 2003 to 2012, Mr. Simeonidis was the CEO for Australia and New Zealand at GE Healthcare.

Spiro Sakiris

Mr. Spiro Sakiris, 64, has served as our Chief Financial Officer since April 2019. He is a member of the Institute of Chartered Accountants of Australia & New Zealand, and a holder of a Diploma in Law from the Legal Practitioners Admissions Board from New South Wales Australia. He also has served as the Special Projects Lead at The iQ Group Global from January 2018 until December 2020, and as a registered Series 28 principal with IQ Capital (USA) LLC, a registered broker-dealer with FINRA, from November 2016 until September 2021. From 2013 to December 2017, Mr. Sakiris served as Chief Financial Officer and Chief Operating Officer for listed entities at The iQ Group Global. He worked at Economos Chartered Accountants from 1986 to 2013, which included 23 years as a partner where he was instrumental in the development of the firm’s practice. During his past 43 years of experience, Mr. Sakiris has been involved in advising businesses in the areas of accounting and taxation, business advisory, initial public offerings and capital raising in the United States and Australia, business risks identification and management and business systems designs across many industries, including the application of IFRS and US GAAP for the life science industry. He is also a registered company auditor in Australia, experienced in United States reporting under Public Company Accounting Oversight Board in the United States, a registered Tax Agent in Australia, and advises unrelated companies in Australia in the areas of business and taxation. Mr. Sakiris is also well versed in dealings with companies based in overseas jurisdictions such as Asia, Europe and the United States.

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COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

All share amounts in this proxy statement have been adjusted to reflect the 1-for-10 reverse stock split effected on December 15, 2025 (the “2025 Reverse Stock Split”).

Executive Officer Compensation

Summary Compensation Table

The following table provides information regarding the compensation earned during the fiscal years ended June 30, 2026 and 2025 by (i) individuals serving as our principal executive officer during the fiscal year ended June 30, 2026, (ii) our two other highest compensated executive officers (other than our principal executive officer) who were serving as executive officers as of June 30, 2026, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended June 30, 2026 (the “Named Executive Officers”).

Name and principal position	Year	Salary*	Bonus*	Stock Awards(1)		Non-Equity Incentive Plan Compensation		All other Compensation		Total
		($)	($)	($)		($)		($)		($)
Harry Simeonidis	2026	396,943	-	110,715	(2)	78,031	(3)	75,643	(4)(5)	661,332
Chief Executive Officer & President	2025	366,250	-	56,945	(6)	70,921	(3)	67,987	(5)(7)	562,103

Spiro Sakiris	2026	295,163	-	110,715	(8)	57,675	(3)	57,947	(5)(9)	521,500
Chief Financial Officer	2025	269,016	-	49,115	(10)	53,948	(3)	51,875	(5)(11)	423,954

* Executives’ employment agreements in Australia are entered into through the Company’s subsidiaries and compensation is denominated and paid in Australian dollars. Unless otherwise indicated, compensation paid in Australian dollars has been converted to United States dollars (US dollars) using the average exchange rate for the fiscal year ended June 30, 2026, of $0.6785 US dollars for each Australian dollar, and the average exchange rate for the fiscal year ended June 30, 2025, of $0.6482 US dollars for each Australian dollar (the “Average Exchange Rate”). Salary calculations are based on the applicable Average Exchange Rate in effect during the fiscal year in which the salary is earned, and non-equity incentive plan compensation is based on the applicable Average Exchange Rate in effect during the calendar year in which the non-equity incentive plan compensation is earned.

(1)	The dollar amounts in this column represent the full grant date fair value computed in accordance with ASC Topic 718- Compensation - Stock Compensation. These awards are subject to vesting and amounts do not necessarily correspond to the actual value that may be realized by the named executive officers.
(2)	Represents stock compensation of $110,715, made under 2019 Long Term Incentive Plan.
(3)	Mr. Sakiris and Mr. Simeonidis are each eligible to receive an annual bonus reportable as Non-Equity Incentive Plan Compensation of up to 20% of their respective gross base salaries. Amounts for the fiscal year ended June 30, 2025, have been updated to reflect amounts previously earned and accrued and then subsequently paid the following fiscal year, but which were inadvertently omitted from our Annual Report on Form 10-K for the fiscal year ended June 30, 2025. Amounts for the fiscal year ended June 30, 2026, have been earned and accrued in connection with the achievement of performance targets for the fiscal year ended June 30, 2026, but have not yet been paid. Please see the employment agreements described below under “Employment and Related Agreements” for additional details on these bonuses.
(4)	Includes an annual automobile allowance of $16,285.
(5)	Includes the contributions that are mandatory in Australia to a retirement fund known in Australia as a superannuation fund for each of Mr. Simeonidis and Mr. Sakiris, at the applicable rate of 12% (11.5% during the fiscal year ended June 30, 2025). Amounts for the fiscal year ended June 30, 2025, have been adjusted to reflect additional contributions related to the bonus payments for that year.
(6)	Represents stock compensation of $56,945, made under 2019 Long Term Incentive Plan.
(7)	Includes an annual automobile allowance of $15,558.
(8)	Represents stock compensation of $110,715, made under 2019 Long Term Incentive Plan.
(9)	Includes an annual automobile allowance of $13,571.
(10)	Represents stock compensation of $49,115, made under 2019 Long Term Incentive Plan.
(11)	Includes an annual automobile allowance of $12,965.

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Narrative to Summary Compensation Table

Employment and Related Agreements

Compensation under the executives’ employment agreements in Australia is paid in Australian dollars. All amounts described below that are payable in Australian dollars have been converted to US dollars using the spot exchange rate of 0.6869 US dollars for each Australian dollar at fiscal year ended June 30, 2026 (the “Spot Rate”), which differs from the Average Exchange Rate used in the Summary Compensation Table for disclosures regarding past compensation. The Spot Rate is used for the disclosures below because the amounts disclosed in this section are as of June 30, 2026, consistent with the translation of balance sheet items at the period-end exchange rate. In contrast, the Average Exchange Rate is used in the Summary Compensation Table because the amounts reported therein represent compensation earned or recognized over the course of the fiscal year rather than amounts outstanding at a specific date. Accordingly, the use of an average exchange rate for the fiscal year provides a reasonable approximation of the exchange rates in effect during the period in which such compensation was earned or recognized. This treatment is consistent with the Company’s methodology for translating income statement activity, which reflects transactions occurring throughout the reporting period.

●	On June 30, 2025, the Board, upon the recommendation of the Compensation Committee of the Board, approved certain amendments (collectively, the “Amendments”) to the Employment Agreements, each dated June 27, 2022, between Intelligent Bio Solutions (APAC) Pty Ltd, a subsidiary of the Company, and each of Harry Simeonidis, the Company’s President and Chief Executive Officer (the “Simeonidis Employment Agreement”), and Spiro Sakiris, the Company’s Chief Financial Officer (the “Sakiris Employment Agreement”). The amendment to the Simeonidis Employment Agreement (the “Simeonidis Amendment”) and the amendment to the Sakiris Employment Agreement (the “Sakiris Amendment”) were each executed and became effective as of June 30, 2025.

●	The Amendments modified the terms of each Employment Agreement to, among other things: (i) revise the restricted period applicable to post-employment non-compete obligations, providing for a tiered structure ranging from twenty-four (24) months down to one (1) month depending on enforceability; (ii) expand the scope of non-compete restrictions to prohibit direct or indirect involvement with any competing entity during the restricted period and within the restricted area; and (iii) enhance severance benefits to provide that in the event of a termination of employment by the Company without cause, the affected employee will be entitled to (a) a cash payment equal to 100% of the potential bonus, irrespective of individual or Company performance, payable at the same time as bonuses to similarly situated employees, and (b) immediate full vesting of all outstanding equity awards, including unvested restricted stock, as of the termination date, subject to applicable tax withholdings. If such a termination occurs in connection with or following a Change in Control (as defined below) and without cause, the employee will also receive (i) a cash payment equal to two times the employee’s annual base salary, and (ii) an additional cash payment equal to 100% of the potential bonus, both subject to applicable tax withholdings. A “Change in Control” is defined to include: (i) the acquisition of more than 20% of the Company’s voting stock by a person or group; (ii) certain mergers or consolidations resulting in a change in voting power; (iii) the sale or disposition of all or substantially all of the Company’s assets; or (iv) changes in the majority composition of the Board, subject to specified exceptions. An increase in stock ownership resulting from the Company’s purchasing of its own stock is excluded from the definition of Change in Control.

●	On June 30, 2025, the Board, upon the recommendation of the Compensation Committee, also increased Mr. Simeonidis’ annual base salary from USD$366,800 to USD$379,900, and increased Mr. Sakiris’ annual base salary from USD$268,550 to USD$281,650 (based on the Spot Rate of 0.6550 US dollars for each Australian dollar, as applicable at June 30, 2025). There was no incremental increase in annual base salary for Mr. Simeonidis and Mr. Sakiris during the fiscal year ended June 30, 2026.

We also make certain contributions that are mandatory in Australia to a retirement fund for each of Mr. Sakiris and Mr. Simeonidis, known in Australia as a superannuation fund, at the rate of 12% (11.5% during the fiscal year ended June 30, 2025). We also provide an annual car allowance of $16,486 and $13,738 to Mr. Simeonidis and Mr. Sakiris respectively (based on the Spot Rate). There has been no increment in annual car allowance for Mr. Simeonidis and Mr. Sakiris during the fiscal year ended June 30, 2026. Please see the section below titled “Superannuation Fund” for further details on the superannuation fund.

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Each of Mr. Sakiris’ and Mr. Simeonidis’ employment agreements is terminable on six months’ notice either by our subsidiary or by the executive. However, we may terminate either executive without notice if he engages in serious or willful misconduct, is seriously negligent in the performance of his duties, commits a serious or persistent breach of his employment agreement, brings our company into disrepute, or is convicted of a criminal offense.

Each of the above-described employment agreements contains provisions protecting the Company’s confidential information and intellectual property. Each employment agreement, as amended by the Amendments, also contains provisions restricting each executive’s ability to compete with the Company during his employment and for a restricted period thereafter of up to twenty-four (24) months in a specified geographic region. The non-compete provisions will generally impose restrictions on inducing the Company’s employees to leave the Company’s employment or soliciting clients of the Company. Pursuant to each employment agreement, each executive must devote all of his time, attention and skill to the performance of his duties, and neither executive may engage in any other business outside the Company without the Company’s prior written consent.

Bonus Payments and Incentive Compensation

Under the terms of their respective employment agreements, Mr. Sakiris and Mr. Simeonidis are each eligible to participate in an annual bonus and incentive scheme in which they can receive up to 20% of their respective gross base salaries in the form of a bonus. Fifty percent (50%) of any such bonus is based on achieving company performance objectives, with the remainder based on achieving mutually agreed individual performance objectives or as otherwise determined by the Company.

The Company and individual performance objectives for fiscal years 2025 and 2026 are related to: (a) financial liquidity targets, (b) FDA submissions, and (c) operational goals related to IFP.

Stock Awards

On March 18, 2026, upon the prior approval and recommendation of the Compensation Committee, the Board approved grants of time-vesting restricted shares of Common Stock and performance-vesting restricted shares of Common Stock under the Company’s 2019 Long Term Incentive Plan (“2019 Plan” or the “Plan”), including under a contemporaneously adopted Australian Sub-Plan for certain Australia-based participants, to the Company’s directors, officers and employees. The time-vesting restricted stock awards and performance-vesting restricted stock awards to the Company’s Chief Executive Officer and Chief Financial Officer were approved as follows:

Time-Vesting Restricted Stock Awards

●	Harry Simeonidis (Chief Executive Officer): Awarded 9,150 shares under the AUS/UK Employee 2026 Restricted Stock Agreement form, vesting on the 48-month anniversary of the Grant Date, subject to continued service through the vesting date.

●	Spiro Sakiris (Chief Financial Officer): Awarded 9,150 shares under the AUS/UK Employee 2026 Restricted Stock Agreement form, vesting on the 48-month anniversary of the Grant Date, subject to continued service through the vesting date.

Performance-Vesting Restricted Stock Awards

●	Harry Simeonidis: Awarded 21,350 shares under the AUS/UK Employee 2026 Performance Restricted Stock Agreement form.

●	Spiro Sakiris: Awarded 21,350 shares under the AUS/UK Employee 2026 Performance Restricted Stock Agreement form.

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Vesting Terms

●	30% of the performance-vesting shares vest on the later of (i) the date certified by the Compensation Committee as the date on which a specified clinical trial milestone has been achieved, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.

●	40% of the performance-vesting shares vest on the later of (i) the date of completion of a specified regulatory submission to the FDA, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.

●	30% of the performance-vesting shares vest on the later of (i) the date certified by the Compensation Committee as the date on which a specified commercial supply and sales milestone has been achieved, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.

●	Any performance conditions not achieved by the tenth anniversary of the Grant Date result in the forfeiture of the related shares.

Superannuation Fund

As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all our Australian employees at an amount required by law, which is currently 12% (11.5% during the fiscal year ended June 30, 2025) of each such employee’s salary. Superannuation is a compulsory savings program whereby employers are required to pay a portion of an employee’s remuneration to an approved superannuation fund that the employee is typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding restricted stock awards (“RSAs”) for our named executive officers as of the fiscal year ended June 30, 2026.

Name	Grant Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Harry Simeonidis	March 18, 2026	9,150	(2)	20,999	-		-
Harry Simeonidis	March 18, 2026	-		-	21,350	(3)	48,998
Spiro Sakiris	March 18, 2026	9,150	(2)	20,999	-		-
Spiro Sakiris	March 18, 2026	-		-	21,350	(3)	48,998

(1) The market value of unvested restricted stock awards as of June 30, 2026, is calculated by multiplying the number of shares subject to such awards by the closing price of our common stock on June 30, 2026, the last trading day of the fiscal year then ended, which was $2.295 per share.

(2) Represents 9,150 time-vesting RSAs, which vest on the 48-month anniversary of the Grant Date, subject to continued service through the vesting date.

(3) Represents 21,350 Performance-Based Restricted Stock Awards (“Performance-Based RSAs”). These Performance-Based RSAs vest in tranches and upon the satisfaction of the following performance conditions: (1) 30% of the performance-vesting shares vest on the later of (i) the date certified by the Compensation Committee as the date on which a specified clinical trial milestone has been achieved, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date, (2) 40% of the performance-vesting shares vest on the later of (i) the date of completion of a specified regulatory submission to the FDA, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date, and (3) 30% of the performance-vesting shares vest on the later of (i) the date certified by the Compensation Committee as the date on which a specified commercial supply and sales milestone has been achieved, and (ii) the one-year anniversary of the Grant Date, subject to continued service through the vesting date.

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As of March 18, 2026, the Company considered the satisfaction of the performance conditions to be probable, and as a result began to recognize stock-based compensation from the Performance-Based RSAs.

2019 Long Term Incentive Plan (“2019 Plan” or the “Plan”)

The 2019 Plan is proposed to be amended as described under the 2019 Plan Amendment Proposal (Proposal 3). Please refer to that section for a description of the proposed changes to the 2019 Plan. The description below reflects the terms of the 2019 Plan as currently in effect, without giving effect to the proposed amendment.

The 2019 Plan was adopted by the Board and approved by the Company’s stockholders on June 18, 2019. The purpose of the 2019 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, or will be important to our success, an opportunity to acquire a proprietary interest in us. The various types of incentive awards that may be provided under the 2019 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

On February 8, 2023, the stockholders of the Company approved an amendment to the 2019 Plan increasing the aggregate number of shares available for issuance under the 2019 Plan from 208 to 625 shares. On May 8, 2023, the stockholders of the Company approved an amendment to the 2019 Plan increasing the aggregate number of shares available for issuance under the 2019 Plan from 625 to 1,042 shares. On December 13, 2023, the stockholders of the Company approved an amendment to the 2019 Plan increasing the aggregate number of shares available for issuance under the 2019 Plan from 1,042 to 13,333 shares.

On May 8, 2025, the stockholders of the Company approved an amendment to the 2019 Plan increasing the aggregate number of shares available for issuance under the 2019 Plan from 13,333 to 130,000 shares and increased the limit on the maximum number of shares underlying awards to any non-employee director in any year to 5,000 shares.

On October 16, 2025, the stockholders of the Company approved an amendment to the 2019 Plan increasing the aggregate number of shares available for issuance under the 2019 Plan from 130,000 to 179,500 shares.

On March 18, 2026, the Board approved the issuance of the Company’s 2019 Long Term Incentive Plan Australian Sub-Plan (the “Australian Sub-Plan”). The Australian Sub-Plan applies to officers and directors who are covered by the Australian jurisdiction including relevant Australian Income Tax Jurisdictions. The Plan is still applicable to such officers and directors. Among other restrictions, the Australian Sub-Plan imposes the following post-vesting restrictions on sales or transfers of securities awarded to officers and directors covered by the Australian Sub-Plan:

(i) Tranche 1. 40% of the applicable securities with respect to a single award (“Tranche 1”) will remain subject to a restriction on sale or transfer until the 6-month anniversary of the date that the securities vest in accordance with the terms of the applicable award agreement (the “Vesting Date”), at which time the sale and transfer restrictions with respect to Tranche 1 will lapse.

(ii) Tranche 2. 30% of the applicable securities with respect to the applicable award (“Tranche 2”) will remain subject to a restriction on sale or transfer until the 7-month anniversary of the Vesting Date, at which time the sale and transfer restrictions with respect to Tranche 2 will lapse.

(iii) Tranche 3. The remaining 30% of the applicable securities (“Tranche 3”) will remain subject to a restriction on sale or transfer until the 8-month anniversary of the Vesting Date, at which time the sale and transfer restrictions with respect to Tranche 3 will lapse.

Administration

The 2019 Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the Compensation Committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

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Stock Subject to the 2019 Plan

An aggregate of 179,500 shares of our common stock are currently subject to the 2019 Plan, with 3,265 shares currently available for issuance under the 2019 Plan. Shares of stock subject to awards that are forfeited or terminated will be available for future award grants under the 2019 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the exercise price or tax withholding liability associated with the stock option exercise, the shares surrendered by the holder or withheld by us will not be available for future award grants under the plan.

Under the 2019 Plan, in the event of a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee will determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility

We may grant awards under the 2019 Plan to employees, officers, directors, and consultants of the Company and our subsidiaries and affiliates who are deemed to have rendered, or to be able to render significant services to us or our subsidiaries or affiliates and who are deemed to have contributed, or to have the potential to contribute, to our success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. Based on the current number of employees and consultants to the Company and on the current size of our Board of Directors, we estimate that as of June 30, 2026, approximately 50 individuals are eligible to participate in the 2019 Plan.

Types of Awards

Options. The 2019 Plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code,” and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2019 Plan. An incentive stock option may only be exercised within 10 years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

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Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or one of our subsidiaries or affiliates at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or one of our subsidiaries or affiliates, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2019 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock and Restricted Stock Units. Under the 2019 Plan, we may award shares of restricted stock and restricted stock units. Restricted stock units are the right to receive at a future date shares of common stock, or an amount in cash or other consideration determined by the committee to be of equal value as of such settlement date, in accordance with the terms of such grant. The committee determines the persons to whom grants of restricted stock or restricted stock units are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock or restricted stock units by the person receiving the stock from us, the time or times within which awards of restricted stock or restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals. A holder of restricted stock units will have no rights of a stockholder with respect to shares subject to any restricted stock unit award unless and until the shares are delivered in settlement of the award, except to the extent the committee provides for the right to receive dividend equivalents.

Other Stock-Based Awards. Under the 2019 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of us or one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2019 Plan or any of our other plans.

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Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, and the Board of Directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2019 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards, and all performance goals will be deemed achieved at 100% of target levels. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock.

In the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, which has been approved by the Board of Directors, the committee may (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2019 Plan, (ii) require a holder of any award granted under the plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award, and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid all or the applicable portion of the award based upon the committee’s determination. For this purpose, gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Term and Amendments

Unless terminated by the Board, the 2019 Plan will continue to remain effective until no further awards may be granted, and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of June 30, 2026. Our 2019 Plan was our only equity compensation plan as of that date.

Equity Compensation Plan Information

	As of June 30, 2026
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of Securities Remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	3,265	(1)
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	3,265

(1) Securities remaining available for issuance under the 2019 Plan.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our Named Executive Officers and certain financial performance of the Company. As a smaller reporting company, we have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

The following table sets forth information concerning the compensation of our Named Executive Officers for each of the fiscal years ended June 30, 2026, 2025, and 2024, and our financial performance for each such fiscal year:

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Summary Compensation Table Total for Non-PEO NEO ($)(1)	Compensation Actually Paid to Non-PEO NEO ($)(3)	Value of Initial Fixed $100 Investment Based on TSR ($)(4)	Net Income (Loss) ($)
2026	$661,332	$620,615	$521,500	$480,783	$0.69	$(12,468,672)
2025	$562,103	$573,958	$423,954	$434,179	$5.16	$(10,604,886)
2024	$446,622	$446,622	$336,699	$336,699	$5.76	$(10,190,932)

(1)	Amounts shown represent the total compensation reported in the Summary Compensation Table for the applicable fiscal year for our principal executive officer (“PEO”), Mr. Harry Simeonidis, and the average of the total compensation reported in the Summary Compensation Table for the applicable fiscal year for our sole non-PEO named executive officer (“NEO”), Mr. Spiro Sakiris for fiscal years 2024, 2025, and 2026.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Simeonidis during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(3)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2026, 2025 and 2024, but also include: (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(4)	Reflects the cumulative total stockholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common stock at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the earliest applicable fiscal year (June 30, 2023) and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2026, the closing price of our common stock on June 30, 2026 was $2.295 and for 2025 the closing price of our common stock on June 30, 2025 was $17.20. For 2024, the closing price of our common stock on June 30, 2024 was $19.20. For 2023, the closing price of our common stock on June 30, 2023 was $333.60.

The following table sets forth adjustments made to the SCT Total for our PEO during each year to determine compensation actually paid, with “fair value” calculated in accordance with ASC Topic 718 as of the end of the specified period. Since the Company did not report a change in pension value for the CEO/PEO for any years reflected in the Summary Compensation Table, adjustments for pensions are not needed.

Adjustments to Determine CAP for PEO	2026	2025	2024
SCT Total for PEO	661,332	562,103	446,622
(Deduct) amounts reported under “Stock Awards” Column of the SCT	(110,715)	(56,945)	-
Add the fair value of awards granted in the covered year that remain outstanding and unvested as of covered year-end(a)	69,998	-	-
Add the fair value of awards granted and vested during the covered year(b)	-	68,800	-
Total Adjustments	(40,717)	11,855	-
CAP for PEO	620,615	573,958	446,622

(a)	For fiscal 2026, the amount represents the fair value at June 30, 2026 of restricted stock awards granted during fiscal 2026 that remained outstanding and unvested at fiscal year-end. For the PEO, this amount was $69,998, representing 30,500 restricted stock awards granted on March 18, 2026.

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(b)	For fiscal 2025, the amount represents the fair value of restricted stock awards that were granted and vested during the fiscal year. For the PEO, the amount was $68,800, representing 4,000 restricted stock awards. No amounts were included in this category for fiscal 2026 or 2024.

The following table sets forth adjustments made to the SCT Total during each year to determine CAP to the Non-PEO NEO, with “fair value” calculated in accordance with ASC Topic 718 as of the end of the specified period. Since the Company did not report a change in pension value for the Non-PEO NEO for any years reflected in the Summary Compensation Table, adjustments for pensions are not needed.

Adjustments to Determine CAP for Non-PEO NEO	2026	2025	2024
SCT Total for Non-PEO NEO	521,500	423,954	336,699
(Deduct) amounts reported under “Stock Awards” Column of the SCT	(110,715)	(49,115)	-
Add the fair value of awards granted in the covered year that remain outstanding and unvested as of covered year-end(a)	69,998	-	-
Add the fair value of awards granted and vested during the covered year(b)	-	59,340	-
Total Adjustments	(40,717)	10,225	-
CAP for non-PEO NEO	480,783	434,179	336,699

(a)	For fiscal 2026, the amount represents the fair value at June 30, 2026 of restricted stock awards granted during fiscal 2026 that remained outstanding and unvested at fiscal year-end. For the Non-PEO NEO, this amount was also $69,998, representing 30,500 restricted stock awards granted on March 18, 2026.
(b)	For fiscal 2025, the amount represents the fair value of restricted stock awards that were granted and vested during the fiscal year. For the Non-PEO NEO, the amount was $59,340, representing 3,450 restricted stock awards. No amounts were included in this category for fiscal 2026 or 2024.

Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	INBS’s cumulative TSR; and

●	INBS’s net income (loss)

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CAP and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO, the CAP to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.

CAP and Company Net Income (Loss)

The following chart sets forth the relationship between CAP to our PEO, the CAP to our Non-PEO NEO, and our net income (loss) during the three most recently completed fiscal years.

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DIRECTOR COMPENSATION

The table below sets forth the compensation earned by our non-employee directors for service on our Board of Directors during the fiscal year ended June 30, 2026.

Name	Fees earned in cash $	Stock Awards $		All other compensation $	Total $
Steven Boyages(1)	65,000	18,150	(2)(3)	-	83,150
Jonathan S. Hurd	55,000	18,150	(2)(3)	-	73,150
Jason Isenberg	52,500	18,150	(2)(3)	-	70,650
Nicola Fraser	57,500	18,150	(2)(3)	-	75,650

(1) Includes a director’s fee of $58,036 and a superannuation contribution of $6,964.

(2) The dollar amounts in this column represent the full grant date fair value computed in accordance with FASB ASC Topic 718- Compensation - Stock Compensation.

(3) On March 18, 2026, the Company granted 5,000 restricted shares of Common Stock to each of the directors under the 2019 Long Term Incentive Plan. The awarded shares are subject to time-based vesting after 12 months and are subject to forfeiture until vested.

Non-Employee Director Compensation Arrangements

Effective as of April 1, 2025, our non-employee directors are entitled to receive cash fees of $40,000 for service on the board and additional compensation for committee service equal to the single highest applicable amount under either (a) or (b) below:

(a) Additional annual cash Fees for Chair Service of Committees:

●	Chairman of the Board: $25,000
●	Chairman of the Audit Committee: $17,500
●	Chairman of the Compensation Committee: $15,000
●	Chairman of the Nominating and Corporate Governance Committee: $15,000

(b) Additional annual cash Fees for Committee Membership:

●	Member of the Audit Committee: $7,500
●	Member of the Compensation Committee: $12,500
●	Member of the Nominating and Corporate Governance Committee: $7,500

Recoupment Policy

We adopted the Intelligent Bio Solutions Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Compensation Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. The “clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options, stock appreciation rights, or option-like instruments (collectively, “Option-Like Awards”) in anticipation of the release of material nonpublic information and we do not time the public release of such information based on the grant dates of Option-Like Awards. During the last completed fiscal year, we have not awarded Option-Like Awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of October 13, 2026, by: (i) each director and nominee for director; (ii) each of our Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

This table and related footnotes are based upon information supplied by officers, directors and certain stockholders, as well as Schedules 13D or 13G filed with the SEC by beneficial owners of more than five percent of our common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 3,316,803 shares of our common stock outstanding on October 13, 2026. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants, or other securities that are immediately exercisable or convertible or are exercisable or convertible within 60 days of October 13, 2026. Unless otherwise indicated, the individuals or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise set forth below, the address of the beneficial owner is c/o Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Executive officers and directors:
Dr. Steven Boyages(2)	5,031	*
Jonathan S. Hurd(3)	5,006	*
Jason Isenberg(4)	5,000	*
Nicola Fraser(5)	5,000	*
Spiro Sakiris(6)	36,852	1.11%
Harry Simeonidis(7)	34,540	1.04%

All Executive Officers and Directors as a group (6 persons)	91,429	2.76%

5% Stockholder
Alyeska Master Fund, L.P.(8)	343,935	9.99%

* Less than 1%.

(1) For purposes of this table, the percent of common stock beneficially owned is based upon 3,316,803 shares of our common stock issued and outstanding as of October 13, 2026. Shares of common stock subject to stock options or warrants currently exercisable, or exercisable within 60 days of October 13, 2026, and restricted stock units/awards which may be settled within 60 days of October 13, 2026, are deemed beneficially owned and outstanding for computing the percentage ownership of the person or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person or entity.

(2) Consists of 5,031 shares of common stock. Includes 5,000 shares of unvested restricted stock over which the holder has sole voting power but no investment power, and which are subject to forfeiture upon termination of service before the restrictions lapse, except that restrictions lapse in part upon death or disability and in full upon certain retirements.

(3) Consists of 5,006 shares of common stock. Includes 5,000 shares of unvested restricted stock over which the holder has sole voting power but no investment power, and which are subject to forfeiture upon termination of service before the restrictions lapse, except that restrictions lapse in part upon death or disability and in full upon certain retirements.

(4) Consists of 5,000 shares of common stock. Includes 5,000 shares of unvested restricted stock over which the holder has sole voting power but no investment power, and which are subject to forfeiture upon termination of service before the restrictions lapse, except that restrictions lapse in part upon death or disability and in full upon certain retirements.

(5) Consists of 5,000 shares of common stock. Includes 5,000 shares of unvested restricted stock over which the holder has sole voting power but no investment power, and which are subject to forfeiture upon termination of service before the restrictions lapse, except that restrictions lapse in part upon death or disability and in full upon certain retirements.

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(6) Consists of (i) 35,892 shares of common stock, of which 33,981 are held directly by Mr. Sakiris and 1,911 shares are held indirectly by Anest Holdings Pty Ltd (“Anest Holdings”); (ii) currently exercisable Series A Warrants held by Anest Holdings to purchase 1 share of common stock; (iii) currently exercisable Series E Warrants to purchase 939 shares of common stock; and (iv) currently exercisable Series D Warrants held by Anest Holdings to purchase 20 shares of common stock. Anest Holdings is the trustee of ATF S&T Sakiris Superannuation Fund. Mr. Sakiris and his spouse, Ticky Sakiris, are the directors of Anest Holdings Pty Ltd and share voting and investment power over the securities held by it. Includes 30,500 shares of unvested restricted stock (9,150 time-based and 21,350 performance-based) over which Mr. Sakiris has sole voting power but no investment power, and which are subject to forfeiture upon termination of employment before the restrictions lapse, except that restrictions lapse in part upon death or disability and in full upon certain retirements, and, with respect to the performance-based shares, to the extent the performance conditions are not satisfied.

(7) Consists of 34,540 shares of common stock. Includes 30,500 shares of unvested restricted stock (9,150 time-based and 21,350 performance-based) over which Mr. Simeonidis has sole voting power but no investment power, and which are subject to forfeiture upon termination of employment before the restrictions lapse, except that restrictions lapse in part upon death or disability and in full upon certain retirements, and, with respect to the performance-based shares, to the extent the performance conditions are not satisfied.

(8) Amount based on information provided in the Schedule 13G/A jointly filed on November 14, 2025, by Alyeska Investment Group, L.P. (“Alyeska Group”), Alyeska Fund GP, LLC (“Alyeska Fund GP”) and Anand Parekh (“Parekh,” and together with Alyeska Group and Alyeska Fund GP, the “Alyeska 13G Filers”) and other information provided by the Alyeska 13G Filers to the Company, including with regard to Alyeska Master Fund, L.P. (“Alyeska Fund,” and together with the Alyeska 13G Filers, the “Alyeska Reporting Persons”) or otherwise known to the Company.

The Alyeska Reporting Persons are the beneficial owners of 217,938 shares of common stock of the Company. In addition, Alyeska Reporting Persons also hold Series M Pre-Funded Warrants to purchase 2,036,659 shares of Company common stock and Series L Pre-Funded Warrants to purchase 609,425 shares of Company common stock; Series N-1 Warrants to purchase 2,036,659 shares of Company common stock; Series N-2 Warrants to purchase 2,036,659 shares of Company common stock; Series H-2 Warrants to purchase 43,956 shares of Company common stock; Series J Warrants to purchase 87,912 shares of Company common stock; Series K-1 Warrants to purchase 1,149,425 shares of Company common stock; and Series K-2 Warrants to purchase 1,149,425 shares of the Company’s common stock (collectively, the “Warrants”). All the Warrants (other than the Series N-2 Warrants) are currently exercisable or exercisable within 60 days. The exercisability of the Series N-2 Warrants is conditioned upon stockholder approval of the Nasdaq Proposal. However, per their terms, the Warrants can only be exercised into such number of shares that would constitute 9.99% of the total number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of Common Stock upon exercise of the Warrants by the holder. Accordingly, as of October 13, 2026, the Alyeska Reporting Persons may only exercise Warrants for up to 125,997 shares under the applicable warrant agreement. The reported beneficial ownership consists of only such number of shares underlying exercisable Warrants (125,997 shares) and 217,938 shares held directly.

The 9.99% beneficial ownership limitation restricts the Alyeska Reporting Persons from exercising that portion of such warrants that would result in the Alyeska Reporting Persons and their affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. Alyeska Group, the investment manager of Alyeska Fund, has voting and investment control of the shares held by Alyeska Fund. Anand Parekh is the Chief Executive Officer of Alyeska Group and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by Alyeska Fund. The registered address of Alyeska Master Fund, L.P. is at c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago, IL 60601.

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DIRECTOR INDEPENDENCE

Our Board of Directors has determined that each of our current directors and each of our director nominees is an independent director (as currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Person Transactions” below.

Our independent directors together constitute a majority of our full Board of Directors. The independent directors meet as often as necessary to fulfill their responsibilities and will have regularly scheduled meetings at which only independent directors are present.

RELATED PERSON TRANSACTIONS

Our Code of Ethics requires that we avoid, wherever possible, all related person transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the Board of Directors. Related person transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 or one percent of the average of our total assets for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity) (collectively, “Related Person Transactions”). Employment arrangements and compensation, including director compensation, generally do not fall within the definition of Related Person Transactions. A conflict-of-interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Policies and Procedures for Related Person Transactions

All future and ongoing Related Person Transactions require review and approval by the Audit Committee, which will have access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction without the approval of the Audit Committee. The Audit Committee will consider all relevant factors when determining whether to approve a related person transaction, including whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related person, but that director is required to provide the other members of the board with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related person transactions.

These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

Certain Transactions with or Involving Related Persons

Except as described below, there were no Related Person Transactions during the Company’s last two completed fiscal years, and there are no currently proposed Related Person Transactions, in which the Company was or is to be a participant.

July 2025 Warrant Inducement Transaction

On July 25, 2025, the Company entered into warrant exercise inducement offer letters (each an “Inducement Agreement”) with certain existing holders (the “Holders”) of certain outstanding Company warrants to receive new warrants with an exercise price of $19.00 per share ($1.90 per share pre-2025 Reverse Stock Split) (the “Series J Warrants”) to purchase up to a number of shares of the Company’s common stock equal to 200% of the number of warrant shares issued pursuant to the exercise (or prepayment) of outstanding Series G Warrants and outstanding Series H-1 Warrants (the “2025 Warrant Inducement Transaction”).

Pursuant to the Inducement Agreements, the Holders agreed to (i) exercise their outstanding Series G and Series H-1 Warrants at a reduced exercise price of $19.00 per share ($1.90 per share pre-2025 Reverse Stock Split) (the “Reduced Exercise Price”) to purchase an aggregate of 154,549 shares (1,545,494 shares pre-2025 Reverse Stock Split) of the Company’s common stock and (ii) prepay $18.90 per share ($1.89 per share pre-2025 Reverse Stock Split) toward the Reduced Exercise Price for the exercise of Series H-1 Warrants to purchase an additional 47,773 shares (477,734 shares pre-2025 Reverse Stock Split), in exchange for the Company’s agreement to further reduce the exercise price of the prepaid Series H-1 Warrants to $0.10 per share ($0.01 per share pre-2025 Reverse Stock Split), issue Series J Warrants to purchase up to 404,646 shares (4,046,456 shares pre-2025 Reverse Stock Split) of common stock, and reduce the exercise price of the Series H-2 Warrants to the Reduced Exercise Price for up to 156,868 shares (1,568,680 shares pre-2025 Reverse Stock Split). The 2025 Warrant Inducement Transaction closed on July 28, 2025.

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As a result of the exercises of the Series G and Series H-1 Warrants, the Company issued an aggregate of 154,549 shares (1,545,494 shares pre-2025 Reverse Stock Split) of common stock. In addition, as a result of the prepayment of the remaining Series H-1 Warrants, the Company amended such warrants to permit the purchase of 47,773 shares (477,734 shares pre-2025 Reverse Stock Split) of common stock at an exercise price of $0.10 per share ($0.01 per share pre-2025 Reverse Stock Split). The Company received aggregate gross proceeds of approximately $3,839,356 and raised approximately $3,332,646, net of underwriting discounts and commissions of approximately $410,542 and legal and compliance costs of $96,168.

Alyeska Master Fund, L.P. (“Alyeska”) beneficially owns more than 5% of our outstanding common stock and as such is a related party for purposes of the SEC rules. Alyeska participated in this transaction by exercising Series H-1 Warrants to purchase 6,000 shares at the Reduced Exercise Price (60,000 shares pre-2025 Reverse Stock Split) and prepaying $18.90 per share of the Reduced Exercise Price for Series H-1 Warrants to purchase 37,956 shares (379,560 shares at $1.89 per share pre-2025 Reverse Stock Split) for total gross proceeds to the Company of approximately $831,368. In connection with this transaction, Alyeska received Series H-1 Warrants to purchase 37,956 shares at the prepaid Reduced Exercise Price of $0.10 per share (379,560 shares at $0.01 per share pre-2025 Reverse Stock Split), Series H-2 Warrants to purchase 43,956 shares at the Reduced Exercise Price (439,560 shares pre-2025 Reverse Stock Split), and Series J Warrants to purchase 87,912 shares with an exercise price of $19.00 per share (879,120 shares at $1.90 per share pre-2025 Reverse Stock Split).

December 2025 Private Placement

On December 31, 2025, the Company entered into a Securities Purchase Agreement with two healthcare-focused institutional investors in connection with a private placement (the “December Private Placement”) for the sale by the Company of: (i) 2,298,850 shares of Common Stock or, in lieu thereof, Series L Pre-Funded Warrants (the “Series L Pre-Funded Warrants”), (ii) Series K-1 warrants to purchase up to 2,298,850 shares of Common Stock (the “Series K-1 Warrants”), and (iii) Series K-2 warrants to purchase up to 2,298,850 shares of Common Stock (the “Series K-2 Warrants” and, collectively with the Series K-1 Warrants and Series L Pre-Funded Warrants, the “December 2025 Warrants”). The combined purchase price for one share of Common Stock (or one Series L Pre-Funded Warrant) and accompanying Series K-1 and Series K-2 Warrants was $4.35. The December Private Placement closed on January 2, 2026, at which time the Company issued an aggregate of 105,000 shares of Common Stock, 2,193,850 Series L Pre-Funded Warrants, 2,298,850 Series K-1 Warrants, and 2,298,850 Series K-2 Warrants.

Each Series L Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.01 per share, subject to adjustment, and each Series K-1 Warrant and Series K-2 Warrant is exercisable for one share of Common Stock at an exercise price of $4.10 per share, subject to adjustment. Gross proceeds from the December Private Placement were approximately $10.0 million, before deducting placement agent fees and other offering expenses, and excluding any proceeds from the exercise of the December 2025 Warrants.

Alyeska participated in this transaction by purchasing 105,000 shares of Common Stock, Series L Pre-Funded Warrants to purchase 1,044,425 shares of Common Stock at an exercise price of $0.01 per share, Series K-1 Warrants to purchase 1,149,425 shares of Common Stock at an exercise price of $4.10 per share, and Series K-2 Warrants to purchase 1,149,425 shares of Common Stock at an exercise price of $4.10 per share, in each case subject to adjustment, at the combined purchase price of $4.35 per share (or per Series L Pre-Funded Warrant) and accompanying Series K-1 and Series K-2 Warrant, for total gross proceeds to the Company of approximately $5.0 million.

August 2026 Private Placement

On August 31, 2026, the Company entered into a Securities Purchase Agreement with a single institutional investor in connection with a private placement (the “August Private Placement”) for the sale by the Company of: (i) 2,036,659 shares of Common Stock or, in lieu thereof, Series M Pre-Funded Warrants (the “Series M Pre-Funded Warrants”), (ii) Series N-1 warrants to purchase up to 2,036,659 shares of Common Stock (the “Series N-1 Warrants”), and (iii) Series N-2 warrants to purchase up to 2,036,659 shares of Common Stock (the “Series N-2 Warrants” and, collectively with the Series N-1 Warrants and Series M Pre-Funded Warrants, the “August 2026 Warrants”). The combined purchase price for one share of Common Stock (or one Series M Pre-Funded Warrant) and accompanying Series N-1 and Series N-2 Warrants was $2.455. The August Private Placement closed on September 2, 2026, at which time the Company issued an aggregate of 2,036,659 Series M Pre-Funded Warrants in lieu of Common Stock, 2,036,659 Series N-1 Warrants, and 2,036,659 Series N-2 Warrants.

Each Series M Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.01 per share, subject to adjustment, and each Series N-1 Warrant and Series N-2 Warrant is exercisable for one share of Common Stock at an exercise price of $2.33 per share, subject to adjustment. Subject to certain ownership limitations, the Series M Pre-Funded Warrants and Series N-1 Warrants are exercisable upon issuance, and the Series N-2 Warrants are exercisable on and after the date the Company obtains stockholder approval for the issuance of the underlying shares. Gross proceeds from the August Private Placement were approximately $5.0 million, before deducting placement agent fees and other offering expenses, and excluding any proceeds from the exercise of the August 2026 Warrants.

Alyeska was the sole investor in the August Private Placement and invested on the terms described above.

Warrant Exercises

During the fiscal year ended June 30, 2026, Alyeska exercised warrants to purchase an aggregate of 216,247 shares of common stock for an aggregate exercise price of $118,109.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2026.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2026, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm, UHY LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based upon these discussions and review, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026, for filing with the United States Securities and Exchange Commission.

Members of the Audit Committee:

Nicola Fraser (Chairperson)
Steven Boyages
Jonathan S. Hurd

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members: Steven Boyages, Jonathan Hurd, Jason Isenberg and Nicola Fraser. The Nominating Committee nominated, and the Board approved and recommended, all four members of our current Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board, the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of stockholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and votes withheld will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the four nominees for election to our Board of Directors.

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PROPOSAL 2

AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board (the “Audit Committee”) has selected UHY LLP (“UHY”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2027. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of UHY are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

On June 29, 2023, the Audit Committee approved the appointment of UHY as the Company’s independent registered public accounting firm for the year ending June 30, 2023. UHY continued as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the years ended June 30, 2024, 2025 and 2026.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended June 30, 2026, and 2025 by UHY.

	June 30, 2026	June 30, 2025
Audit Fees(1)	$399,625	$356,475
Audit - Related Fees(2)	-	-
Tax Fees(3)	10,178	8,258
All Other Fees(4)	143,500	247,516
Total Fees	$553,303	$612,249

(1) Audit fees relate to professional services rendered in connection with the audit of annual financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings.

(2) Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of financial statements.

(3) Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services.

(4) All other fees relate to professional services not included in the categories above, including services related to other regulatory reporting requirements.

The Audit Committee has determined that the rendering of services other than audit services by UHY is compatible with maintaining the principal accountant’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Vote Required

The approval of Proposal 2 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. As Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, broker non-votes are unlikely to result from this proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.

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PROPOSAL 3

2019 PLAN AMENDMENT PROPOSAL

The 2019 Long Term Incentive Plan, the 2019 Plan, was originally adopted by the Board and approved by the Company’s stockholders on June 18, 2019. The purpose of the 2019 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential future contributions to us have been, are, or will be important to our success, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the 2019 Plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business. As the 2019 Plan does not include an “evergreen” provision, we must periodically ask for stockholder approval to increase the number of shares available under the 2019 Plan, which is the reason for this proposal.

On October 13, 2026, subject to stockholder approval and upon the recommendation of the Compensation Committee, our Board approved the amendment and restatement of the 2019 Plan to, among other things, increase the number of shares of the Company’s common stock subject to the 2019 Plan by an additional 221,000 shares of common stock (from 179,500 shares to 400,500 shares), reset the non-employee director award limit and adopt the other amendments described in this Proposal 3. Accordingly, our Board is now submitting the proposed amendments described in this proposal (collectively, the “Sixth Plan Amendment”), as reflected in the amended and restated 2019 Plan attached to this proxy statement as Annex A, for stockholder approval.

Summary of Amendments to the 2019 Plan

The primary purpose of the amendment and restatement of the 2019 Plan is to increase the number of shares of common stock reserved for issuance by 221,000 shares, from 179,500 shares (1,795,000 shares before the 2025 Reverse Stock Split) to 400,500 shares and add several governance provisions that the Board believes enhance the Plan’s corporate governance and further align the Plan with stockholder interests. If stockholders approve this proposal, the 2019 Plan, as amended and restated, will take effect on the date of approval. Awards granted before that date will continue to be governed by the 2019 Plan terms in effect when they were granted.

The amendment and restatement will make the following changes to the 2019 Plan:

●	Increase the share reserve. The number of shares reserved for issuance will rise by 221,000 shares, from 179,500 shares (1,795,000 shares before the 2025 Reverse Stock Split) to 400,500 shares.
●	Reset the non-employee director award limit. The maximum number of shares underlying awards to any non-employee director will be reset from 5,000 shares (50,000 shares before the 2025 Reverse Stock Split) to 10,000 shares per fiscal year. This limit will also be subject to equitable adjustment for changes in capitalization.
●	Add a one-year minimum vesting requirement. No award may vest, and no restriction or performance period may end, before the first anniversary of the grant date. The Committee may not waive or accelerate vesting before then except on death or disability or in connection with a Board-approved change of control or an Asset Sale as provided in the plan. There are limited exceptions for substitute awards granted in corporate transactions, for non-employee director awards that vest on the earlier of the first anniversary of grant and the next annual meeting held at least 50 weeks after the prior year’s annual meeting, and for the automatic acceleration of vesting upon a change of control that has not been approved by the Board. The Committee’s general authority over award terms, option exercisability, vesting acceleration and other stock-based awards will be made subject to this requirement.
●	Prohibit dividends on unvested awards. No dividends or dividend equivalents may be paid, distributed or accrued on any award until it vests. Dividends on restricted stock will be held by the Company and will vest or be forfeited along with the underlying shares. No dividends or dividend equivalents may be granted on stock options, stock appreciation rights or restricted stock units.
●	Strengthen the repricing and exchange prohibitions. The ban on exchanging stock options or stock appreciation rights will cover any other award, not just a lower-priced option or SAR. Substitute awards may not be granted in exchange for options or SARs previously granted under the plan. The repricing ban will still allow equitable adjustments for stock splits, reverse stock splits, recapitalizations and similar corporate transactions.
●	Clarify the treatment of underwater options and SARs. The repurchase value of any option or SAR with an exercise price at or above the applicable fair market value or per-share price will be zero.
●	Remove unrestricted stock awards. Shares granted free of any restrictions or conditions will no longer be a permitted type of other stock-based award.
●	Make technical and conforming changes. These include clarifying the plan’s original and restated effective dates, plus other technical, ministerial and conforming revisions.

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Background of the 2019 Plan

Unless otherwise noted, all share amounts in this Proposal 3 have been adjusted to reflect the 1-for-20 reverse stock split that was effected on February 9, 2023, the 1-for-12 reverse stock split effected on January 26, 2024, and the 2025 Reverse Stock Split, which was a 1-for-10 reverse stock split effected on December 15, 2025 (collectively, the “Reverse Stock Splits”).

The 2019 Plan as originally approved, provided for the issuance of a maximum of 208 shares (500,000 shares pre-Reverse Stock Splits) of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards. At the annual meeting held on February 8, 2023, the Company’s stockholders approved increasing the number of shares of common stock subject to the 2019 Plan by 416 shares (1,000,000 shares pre-Reverse Stock Splits) of common stock (the “First Plan Amendment”). At the special meeting of the Company’s stockholders held on May 8, 2023, the Company’s stockholders approved increasing the number of shares of common stock subject to the 2019 Plan by an additional 416 shares (50,000 shares prior to the January 2024 and December 2025 reverse stock splits) of common stock (the “Second Plan Amendment”). At the annual meeting of the Company’s stockholders held on December 13, 2023, the Company’s stockholders approved increasing the number of shares of common stock subject to the 2019 Plan by an additional 12,291 shares (1,475,000 shares prior to the January 2024 and December 2025 reverse stock splits) of common stock (the “Third Plan Amendment”). At the annual meeting of the Company’s stockholders held on May 8, 2025, the Company’s stockholders approved increasing the number of shares of common stock subject to the 2019 Plan by an additional 116,666 shares (1,166,666 shares pre-2025 Reverse Stock Split) of common stock (the “Fourth Plan Amendment”). The Fourth Plan Amendment also increased the limit on the number of shares underlying awards to any non-employee director in any year from 1,500 shares (15,000 shares pre-2025 Reverse Stock Split) to 5,000 shares (50,000 shares pre-2025 Reverse Stock Split). At the annual meeting of the Company’s stockholders held on October 16, 2025, the Company’s stockholders approved the most recent amendment to the 2019 Plan, which increased the number of shares of common stock subject to the 2019 Plan by an additional 49,500 shares (495,000 shares pre-2025 Reverse Stock Split) of common stock (the “Fifth Plan Amendment”). In its current form, the 2019 Plan provides for the issuance of a maximum of 179,500 shares of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards. As of October 13, 2026, we had 3,265 shares available for issuance under the 2019 Plan.

Our Board believes that attracting, retaining and rewarding directors, officers, other employees and persons who provide services to the Company and enabling such persons to acquire or increase a proprietary interest in the Company has been and will continue to be essential to our growth and success.

The 2019 Plan enables us to continue to maintain a compensation program with different types of incentives for motivating such individuals and encouraging them to give us long-term, excellent service. Accordingly, our Board believes that it is in the best interests of the Company to increase the total number of shares authorized for issuance under the 2019 Plan by an additional 221,000 shares (from 179,500 shares to 400,500 shares), to reset the limit on the maximum number of shares underlying awards to any non-employee director at 10,000 shares in any fiscal year, and to adopt the additional governance provisions described in this proposal (the Sixth Plan Amendment), which would give us greater flexibility to provide equity compensation to eligible recipients while further aligning the 2019 Plan with stockholder interests.

As of October 13, 2026, we had 3,316,803 shares of common stock issued and outstanding, as well as 12,045,102 shares of common stock issuable upon the exercise of outstanding warrants with a weighted-average exercise price of $3.64 per share and that terminate between 2026 and 2031.

The last reported sale price of our common stock quoted on the Nasdaq Capital Market on October 30, 2026, was $_______ per share.

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As proposed for approval, the Sixth Plan Amendment will increase the number of shares of our common stock subject to the 2019 Plan from 179,500 shares to 400,500 shares, an additional 221,000 shares, and will make the other changes described below.

Description of Sixth Plan Amendment.

The following amendments will be made to the 2019 Plan:

●	The definition of “Repurchase Value” in Section 1.2(t) of the 2019 Plan will be revised to state that the Repurchase Value of any Stock Option or Stock Appreciation Right will be zero if its exercise price equals or exceeds the applicable Fair Market Value or per-share price.

●	Section 2.2(b) of the 2019 Plan will be revised so that the Committee’s authority to set the terms and conditions of awards is expressly subject to the new minimum vesting requirement in Section 2.4 and the new prohibition on dividends on unvested awards in Section 2.5.

●	Section 2.2 of the 2019 Plan will be revised in three ways. First, the repricing prohibition will permit an equitable adjustment to the exercise price of an Option or Stock Appreciation Right under Section 3.2 in connection with a stock split, reverse stock split, recapitalization or similar corporate transaction. Second, the exchange prohibition will bar granting any “other award,” not just a lower-priced Option or Stock Appreciation Right, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right. Third, the limit on the maximum number of shares underlying awards to any non-employee director will be reset from 5,000 shares (50,000 shares pre-2025 Reverse Stock Split) to 10,000 shares per director in any fiscal year.

●	A new Section 2.4 will be added to the 2019 Plan. It provides that no award (or portion of an award) may vest, and no Restriction Period or performance period may lapse or end, before the first anniversary of the date of grant. It also bars the Committee from waiving or accelerating vesting before that date, except upon the Holder’s death or Disability or as provided in Section 9. The requirement does not apply to (i) substitute awards under Section 3.4, to the extent needed to preserve the vesting schedule of the awards they replace, (ii) awards to non-employee directors that vest on the earlier of the first anniversary of grant and the next annual stockholder meeting held at least 50 weeks after the prior year’s annual meeting, or (iii) the automatic acceleration of vesting under Section 9.1 upon a Change of Control not approved by the Board.

●	A new Section 2.5 will be added to the 2019 Plan. It provides that no dividends or dividend equivalents may be paid, distributed or accrued on any award, or portion of an award, until it vests. Dividends on Restricted Stock will be retained by the Company as Retained Distributions and will vest or be forfeited under Section 7.2. No dividends or dividend equivalents may be granted or paid on any Stock Option, Stock Appreciation Right or Restricted Stock Unit.

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●	The number of shares of common stock reserved and available for issuance under Section 3.1 of the 2019 Plan will be increased from 179,500 shares (1,795,000 shares pre-2025 Reverse Stock Split) to 400,500 shares, an increase of 221,000 shares, effective as of the Restatement Date.

●	Section 3.2 of the 2019 Plan will be revised so that the Committee’s authority to make equitable adjustments upon changes in capitalization also covers the share limit on awards to non-employee directors in Section 2.2.

●	Section 3.4 of the 2019 Plan will be revised to make the Committee’s authority to grant substitute awards subject to the carve-out in Section 2.4(i). It will also provide that no substitute award may be granted in exchange for an Option or Stock Appreciation Right previously granted under the 2019 Plan.

●	Section 5.2(c) of the 2019 Plan will be revised so that both the Committee’s determination of when Stock Options become exercisable and its authority to waive installment exercise provisions are subject to the minimum vesting requirement in Section 2.4.

●	Section 7.1 of the 2019 Plan will be revised so that the Committee’s authority to grant rights to accelerate vesting of Restricted Stock and Restricted Stock Units is subject to the minimum vesting requirement in Section 2.4.

●	Section 7.3(c) of the 2019 Plan will be retitled “No Dividend Equivalents” and revised to remove the Committee’s discretion to provide dividend equivalents on Restricted Stock Units. The revised section provides that no dividend equivalents may be granted, credited, accrued or paid on any Restricted Stock Unit.

●	Section 8 of the 2019 Plan will be revised to make Other Stock-Based Awards subject to Sections 2.4 and 2.5. It will also remove shares of Common Stock awarded free of any restrictions or conditions from the list of permitted Other Stock-Based Awards.

●	Section 11.1 of the 2019 Plan will be revised to state that the 2019 Plan originally became effective on the day immediately before the consummation of the Company’s initial public offering (the “Effective Date”). It will also state that the amended and restated plan was adopted by the Board on October 13, 2026, and will become effective on the date it is approved by the Company’s stockholders (the “Restatement Date”). Awards granted before the Restatement Date will continue to be governed by the 2019 Plan terms in effect at the time of grant, unless the Committee determines otherwise in a manner that does not impair a Holder’s rights without the Holder’s consent.

●	Certain other technical, ministerial and conforming revisions were also made.

Description of the 2019 Plan, as amended.

Administration

The 2019 Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Exchange Act, as amended. The 2019 Plan is administered by the Compensation Committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time-to-time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

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Stock Subject to the 2019 Plan

As amended, an aggregate of 400,500 shares of our common stock will be reserved and available for issuance under the 2019 Plan (including shares previously issued or subject to outstanding awards under the 2019 Plan). Shares of stock subject to awards that are forfeited or terminated will be available for future award grants under the 2019 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the exercise price or tax withholding liability associated with the stock option exercise, the shares surrendered by the holder or withheld by us will not be available for future award grants under the plan.

Under the 2019 Plan, in the event of a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the 2019 Plan.

Eligibility

We may grant awards under the 2019 Plan to employees, officers, directors, and consultants of the Company and our subsidiaries and affiliates who are deemed to have rendered, or to be able to render, significant services to us or our subsidiaries or affiliates and who are deemed to have contributed, or to have the potential to contribute, to our success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours or our subsidiaries. Based on the current number of employees and consultants to the Company and on the current size of our Board, approximately 65 individuals are eligible to participate in the 2019 Plan as of the Record Date.

Types of Awards

Options. The 2019 Plan provides both for “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code,” and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2019 Plan. An incentive stock option may only be exercised within 10 years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose and to the minimum vesting requirement described below, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

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Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or one of our subsidiaries or affiliates at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by us or one of our subsidiaries or affiliates, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2019 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock and Restricted Stock Units. Under the 2019 Plan, we may award shares of restricted stock and restricted stock units. Restricted stock units are the right to receive at a future date shares of common stock, or an amount in cash or other consideration determined by the committee to be of equal value as of such settlement date, in accordance with the terms of such grant. The committee determines the persons to whom grants of restricted stock or restricted stock units are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock or restricted stock units by the person receiving the stock from us, the time or times within which awards of restricted stock or restricted stock units may be subject to forfeiture, the vesting schedule and, subject to the minimum vesting requirement described below, rights to acceleration thereof, and all other terms and conditions of the awards. Restrictions or conditions could also include, but are not limited to, the attainment of performance goals.

The 2019 Plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

A holder of restricted stock units will have no rights of a stockholder with respect to shares subject to any restricted stock unit award unless and until the shares are delivered in settlement of the award. No dividend equivalents may be granted, credited, accrued or paid with respect to any restricted stock unit.

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Other Stock-Based Awards. Under the 2019 Plan, we may grant other stock-based awards, subject to limitations under applicable law and to the minimum vesting requirement and dividend prohibition described below, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of us or one of our subsidiaries. Shares of common stock awarded free of any restrictions or conditions are not a permitted form of other stock-based award. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2019 Plan or any of our other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, and the Board of Directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2019 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards, and all performance goals will be deemed achieved at 100% of target levels. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which we acquire our stock in exchange for property is not treated as an acquisition of stock.

In the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of our stock that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our stock, which has been approved by the Board of Directors, the committee may (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2019 Plan, (ii) require a holder of any award granted under the plan to relinquish such award to us upon the tender by us to the holder of cash in an amount equal to the repurchase value of such award, and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid all or the applicable portion of the award based upon the committee’s determination. The repurchase value of any stock option or stock appreciation right with an exercise price equal to or greater than the applicable fair market value or per-share price is zero, and the committee may cancel any such award without payment. For this purpose, gross fair market value means the value of our assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2019 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right, other than an equitable adjustment in connection with a stock split, reverse stock split, recapitalization or similar corporate transaction as described in the 2019 Plan. In addition, no payment of cash or other property having a value greater than the repurchase value may be made, and no option or stock appreciation right with a lower exercise price or other award may be granted, in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right, and no substitute award may be granted in exchange for an option or stock appreciation right previously granted under the 2019 Plan. Non-employee directors may not be granted any awards covering more than 10,000 shares of common stock in any fiscal year, subject to equitable adjustment for changes in capitalization.

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Minimum Vesting Requirement.

No award (or portion of an award) may vest, and no restriction period or performance period may lapse or end, before the first anniversary of the date of grant, and the committee may not waive or accelerate vesting before that date except upon the holder’s death or disability or in connection with the change of control and asset sale provisions described above. This requirement does not apply to (i) substitute awards granted in connection with a merger, consolidation or acquisition, to the extent necessary to preserve the vesting schedule of the awards they replace, (ii) awards to non-employee directors that vest on the earlier of the first anniversary of grant and the next annual stockholder meeting held at least 50 weeks after the prior year’s annual meeting, or (iii) the automatic acceleration of vesting upon a change of control not approved by the Board, as described above under “Accelerated Vesting and Exercisability.”

No Dividends on Unvested Awards.

No dividends or dividend equivalents may be paid, distributed or accrued on any award, or portion of an award, until it vests. Dividends and distributions on restricted stock will be retained by us and will vest or be forfeited together with the underlying shares. No dividends or dividend equivalents may be granted or paid on any stock option, stock appreciation right or restricted stock unit.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock. Our obligations under the 2019 Plan are contingent on such arrangements being made.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The 2019 Plan will not be qualified under the provisions of Section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to us for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and we generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

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Stock Awards/Stock Units. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives cash or shares pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and we will have to include the amount that was previously deducted from our gross income in the taxable year of the forfeiture.

Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of a stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to us the withholding tax obligation that arises at the time the ordinary income is recognized. We generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

Term and Amendments

Unless terminated by the Board, the 2019 Plan will continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The amended and restated 2019 Plan will become effective on the date it is approved by our stockholders (the “Restatement Date”), and awards granted before the Restatement Date will continue to be governed by the terms of the 2019 Plan in effect at the time of grant, except to the extent the committee determines otherwise in a manner that does not impair a holder’s rights without the holder’s consent. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent. If our stockholders approve the amended and restated 2019 Plan at the Annual Meeting, the Restatement Date will be December 3, 2026.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the 2019 Plan and, thus, have a personal interest in the approval of the Sixth Plan Amendment (as reflected in the amended and restated 2019 Plan).

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2019 Plan pursuant to the Sixth Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2019 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the committee.

Equity Compensation Plan Information

See “Securities Authorized for Issuance Under Equity Compensation Plans” described in the “Compensation of Executive Officers and Directors” section of this proxy statement.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the 2019 Plan, as amended and restated effective December 3, 2026.

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PROPOSAL 4

NASDAQ PROPOSAL

We are asking stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 2,036,659 shares of our common stock upon the exercise of the Series N-2 Warrants (defined below) issued in a private placement on September 2, 2026, as described in more detail below.

Background

On August 31, 2026, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Investor”) for the sale of (i) 2,036,659 shares (the “Shares”) of Company common stock (or Series M Pre-Funded Warrants in lieu thereof (the “Pre-Funded Warrants”)), (ii) Series N-1 warrants to purchase up to 2,036,659 shares of common stock (the “Series N-1 Warrants”), and (iii) Series N-2 warrants to purchase up to 2,036,659 shares of common stock (the “Series N-2 Warrants” and, collectively with the Series N-1 Warrants and Pre-Funded Warrants, the “Warrants”), in a private placement (the “Offering”). The combined purchase price of one share of common stock (or one Pre-Funded Warrant) and accompanying Series N-1 Warrant and Series N-2 Warrant was $2.455. The Offering closed on September 2, 2026. Ladenburg Thalmann & Co. Inc. acted as the exclusive placement agent (the “Placement Agent”) for the Offering.

At the closing of the Offering, the Company issued Pre-Funded Warrants to purchase up to 2,036,659 shares of common stock in lieu of issuing common stock (no common stock was issued). As of the Record Date, the Investor had not exercised any of the warrants it received in the Offering, including the Pre-Funded Warrants it received in the Offering.

The gross proceeds to us from the Offering were approximately $5.0 million, before deducting the Placement Agent’s fees and other offering expenses, and excluding the proceeds, if any, from the cash exercise of the Warrants. We intend to use the net proceeds from the Offering for working capital and for general corporate purposes.

In connection with the Purchase Agreement, we entered into a Registration Rights Agreement and agreed to file, by September 15, 2026, a resale registration statement (the “Resale Registration Statement”) with the SEC covering all shares of common stock sold to the Investor and the shares of common stock issuable upon exercise of the Warrants, and to use our best efforts to cause the Resale Registration Statement to be declared effective no later than October 15, 2026. The Resale Registration Statement was filed on September 15, 2026, and declared effective on September 23, 2026.

In connection with the Offering, we also issued to the Placement Agent and its designees warrants to purchase a number of shares of common stock equal to 5% of the aggregate number of Shares and shares of common stock underlying the Pre-Funded Warrants sold in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $3.06875 per share and are exercisable immediately upon issuance for a period of five years following the date a registration statement registering the underlying shares is declared effective by the SEC. The Series N-1 Warrants and the Pre-Funded Warrants, which were sold in compliance with the Minimum Price (defined below) requirement of Nasdaq Listing Rule 5635(d), do not require stockholder approval and are exercisable upon issuance (subject, in the case of the Series N-1 Warrants, to certain conditions described below).

The Pre-Funded Warrants have an exercise price of $0.01 per share and may be exercised at any time until exercised in full. The Series N-1 Warrants have an exercise price of $2.33 per share, are exercisable upon issuance for a term of five years following the effective date of a registration statement covering the warrant shares, and are subject to a Call Option following the Company’s receipt of 510(k) clearance from the FDA for the Intelligent Fingerprinting Drug Screening System. Both the Pre-Funded Warrants and Series N-1 Warrants are subject to a 9.99% beneficial ownership limitation, which may be increased or decreased by the holder (with any increase subject to a 61-day notice period). The Series N-2 Warrants have an exercise price of $2.33 per share and are exercisable only upon stockholder approval, and have a term of five years following the date a registration statement registering all Series N-2 warrant shares is declared effective by the SEC, as further described below.

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As required by Nasdaq Listing Rule 5635(d), the Series N-2 Warrants will only become exercisable on the effective date of the approval of our stockholders of this proposal at the Annual Meeting. Under the terms of the Purchase Agreement we are required to hold an annual or special meeting of stockholders in order to seek such approval on or prior to the date that is 120 days following the closing of the Offering, and if we fail to obtain such approval at the first meeting, we are required to call a meeting every sixty (60) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the Series N-2 Warrants are no longer outstanding.

Description of Warrants

The following is a summary description of the material terms of the Series N-2 Warrants that we are asking our stockholders to approve at the Annual Meeting.

Each Series N-2 Warrant is exercisable for the number of shares of common stock specified therein (the “Warrant Shares”), with each Warrant Share representing one share of common stock (subject to adjustment for stock dividends, splits, rights offerings, pro rata distributions, fundamental transactions, and other adjustments as set forth therein). The Series N-2 Warrants have an exercise price of $2.33 per share (subject to adjustment as set forth therein).

The Series N-2 Warrants are exercisable on and after the date on which the Company obtains stockholder approval for the issuance of the shares underlying the Series N-2 Warrants and have a term of five years following the date a registration statement registering all Series N-2 warrant shares is declared effective by the SEC.

The Series N-2 Warrants are subject to a beneficial ownership limitation, which restricts the holder from exercising that portion of the Series N-2 Warrant that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the 9.99% applicable beneficial ownership limitation. The holder may increase or decrease this beneficial ownership limitation, provided that any increase shall not exceed the 9.99% limit and shall not be effective until 61 days following notice to the Company.

If at the time the holder exercises its Series N-2 Warrants, a registration statement registering the issuance of the shares of common stock underlying the warrants is not then effective or available, then in lieu of making the cash payment otherwise contemplated, the holder may elect instead to receive upon such exercise the net number of shares of common stock determined according to a formula set forth in the warrants.

In the event of a Fundamental Transaction (as defined in the Series N-2 Warrants), generally including (i) any merger or consolidation of the Company with or into another Person, (ii) any sale, lease, license, assignment, transfer, conveyance, or other disposition of all or substantially all of the Company’s or any Subsidiary’s assets, (iii) any purchase offer, tender offer, or exchange offer completed pursuant to which holders of Common Stock are permitted to sell, tender, or exchange their shares and that has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) any reclassification, reorganization, or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash, or property, or (v) a stock or share purchase agreement or other business combination with another Person or group whereby such Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company, then upon any subsequent exercise of the Series N-2 Warrants, the holders will have the right to receive, for each Warrant Share that would have been issuable upon exercise immediately prior to such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation (or of the Company, if it is the surviving corporation), and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Warrant was exercisable immediately prior to such transaction. If holders of Common Stock are given any choice as to the securities, cash, or property to be received, the holders of the Series N-2 Warrants will be given the same choice as to the Alternate Consideration.

Additionally, upon the occurrence of a Fundamental Transaction, the Company or any successor entity is required, at the holder’s option, exercisable concurrently with or within 30 days after consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the Fundamental Transaction), to purchase the Warrant from the holder by paying an amount in cash equal to the Black Scholes Value of the remaining unexercised portion of the Warrant. However, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder will only be entitled to receive from the Company or any successor entity the same type or form of consideration (and in the same proportion) being offered and paid to holders of Common Stock in connection with the Fundamental Transaction, valued at the Black Scholes Value of the unexercised portion of the Warrant. The Company is also required to cause any successor entity in a Fundamental Transaction in which the Company is not the survivor to assume in writing all of the obligations of the Company under the Warrant and, at the option of the holder, to deliver a security of the successor entity substantially similar in form and substance to the Warrant, exercisable for a corresponding number of shares of capital stock of the successor entity equivalent to the shares acquirable upon exercise of the Warrant prior to such Fundamental Transaction.

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Subject to applicable laws, the Series N-2 Warrant may be transferred at the option of the Holder upon surrender of the Series N-2 Warrant to the Company together with the appropriate instruments of transfer.

There is no trading market available for the Series N-2 Warrants on any securities exchange or nationally recognized trading system. We do not intend to list the Series N-2 Warrants on any securities exchange or nationally recognized trading system.

Except as otherwise provided in the Series N-2 Warrants or by virtue of such holder’s ownership of our shares of common stock, the holders of the Series N-2 Warrants do not have the rights or privileges of holders of our shares of common stock, including any voting rights, dividends or other rights as a stockholder of the Company prior to exercise, until the holder exercises their Series N-2 Warrants.

Subject to the approval of this proposal at the Annual Meeting, and effective upon such approval, the Company may at any time during the term of the Series N-2 Warrants reduce the then current exercise price to any amount and for any period of time deemed appropriate by the Board.

Purpose of the Nasdaq Proposal

Our common stock is listed on the Nasdaq Capital Market and trades under the ticker symbol “INBS.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings involving the issuance of 20% or more of the outstanding common stock or voting power of an issuer at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Because the Series N-2 Warrants, if exercised, will result in the issuance of 20% or more of our outstanding common stock at the time the Purchase Agreement was signed, and because the effective price per share issuable upon exercise of the Series N-2 Warrants, taking into account the consideration received for the Series N-2 Warrants, is less than the Minimum Price, the exercise of the Series N-2 Warrants requires stockholder approval pursuant to Nasdaq Listing Rule 5635(d). This proposal is included in this proxy statement for purposes of seeking such approval.

Potential Consequences if the Nasdaq Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement or the issuance of the Series N-2 Warrants, as the Offering has already been completed and the Pre-Funded Warrants, Series N-1 Warrants, and Series N-2 Warrants have already been issued. We are only asking for approval to allow the Series N-2 Warrants to become exercisable.

We agreed in the Purchase Agreement to hold an annual or special meeting of stockholders on or prior to the date that is one hundred twenty (120) days following the closing of the Offering for the purpose of obtaining stockholder approval of this proposal, with the recommendation of our Board of Directors that such proposal be approved, and to solicit proxies from our stockholders in connection therewith in the same manner as all other management proposals in this proxy statement, and all management-appointed proxyholders will vote their proxies in favor of this proposal. If we do not obtain stockholder approval at the first meeting, we are required to call a meeting every sixty (60) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the Series N-2 Warrants are no longer outstanding.

If we do not obtain approval of this proposal, the Series N-2 Warrants will not become exercisable and we will not be able to receive the proceeds from a potential exercise of the Series N-2 Warrants. The Series N-2 Warrants have an initial exercise price of $2.33 per share, and we would realize aggregate gross proceeds of approximately $4,745,415 if the Series N-2 Warrants were exercised in full based on such value. If the Series N-2 Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, the costs and expenses associated with seeking stockholder approval at additional meetings every 60 days could adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Nasdaq Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon exercise of the Series N-2 Warrants. Assuming the full exercise of the Series N-2 Warrants, an aggregate of 2,036,659 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of common stock described above does not give effect to (i) the issuance of shares of common stock pursuant to other outstanding options and warrants, including the Series N-1 Warrants and Pre-Funded Warrants, or the Placement Agent Warrants, or (ii) any other future issuances of our common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the Nasdaq Proposal.

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PROPOSAL 5

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, our Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to our named executive officers, as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices described in this proxy statement. The overall compensation of our named executive officers subject to the vote is disclosed in this proxy statement in the subsections entitled “Executive Officer Compensation,” “Narrative to Summary Compensation Table,” “Stock Awards,” and “Employment and Related Agreements” in the section entitled “Compensation of Executive Officers and Directors” above.

Our Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation strategy and structure with our stockholders’ interests and current market practices. Our executive compensation strategy and structure is designed to motivate our executive management team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a company such as ours. As our long-term success depends on the talents of our employees, our compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive employment environment.

Advisory Vote

We recommend stockholder approval of the compensation of our named executive officers for the fiscal year ended June 30, 2026, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to Intelligent Bio Solutions Inc.’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive compensation decisions, including those related to our named executive officers. However, our Board and Compensation Committee will review the results of the vote and take them into account when considering future executive compensation policies and decisions.

If stockholders select ONE YEAR as the preferred frequency in Proposal 6, unless the Board modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at our next annual meeting of stockholders.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 5 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board unanimously recommends that stockholders vote “FOR” approval of the non-binding, advisory resolution to approve executive compensation.

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PROPOSAL 6

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, stockholders are entitled to an advisory (non-binding) vote on how frequently the Company should hold future advisory votes on executive compensation (commonly known as “say-on-frequency”). Stockholders may indicate whether they would prefer that the Company conduct future advisory votes on executive compensation every ONE YEAR, every TWO YEARS, or every THREE YEARS. Stockholders may also abstain from voting on this proposal.

Our Board has determined that an advisory vote on executive compensation that occurs every one year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every one year. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation decisions are made annually, and that stockholders should have the opportunity to provide input on an annual basis. The Board believes that an annual advisory vote on executive compensation will allow the Company’s stockholders to provide timely, direct input on executive compensation.

This say-on-frequency vote is advisory, which means that the vote is not binding on the Company, our Board, or the Compensation Committee. The Board and the Compensation Committee value the opinions of the stockholders and will consider the outcome of the vote when making future decisions regarding the frequency of conducting advisory votes on executive compensation.

Vote Required and Recommendation of the Board of Directors

The frequency option (ONE YEAR, TWO YEARS or THREE YEARS) that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) will be the frequency recommended by stockholders of future executive compensation advisory votes.

If none of the three frequency options receives the foregoing vote, then we will consider the frequency option that receives the highest number of votes cast by stockholders to be the frequency recommended by stockholders. Broker non-votes and abstentions will not be taken into account in determining the outcome of this proposal.

The Board unanimously recommends that stockholders vote “FOR” the option of “ONE YEAR” as the preferred frequency for future advisory votes on executive compensation.

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PROPOSAL 7

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE 2019 PLAN AMENDMENT PROPOSAL

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the 2019 Plan Amendment Proposal, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the 2019 Plan Amendment Proposal. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the 2019 Plan Amendment Proposal, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 7 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal.

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PROPOSAL 8

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE NASDAQ PROPOSAL

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Nasdaq Proposal, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the Nasdaq Proposal. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Nasdaq Proposal, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 8 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. Broker non-votes and abstentions will not be taken into account in determining the outcome of the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Nasdaq Proposal.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2026 are available online at https://web.viewproxy.com/inbs/2026.

A copy of our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended June 30, 2026 (without exhibits) has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

As of the date of this proxy statement, neither management nor the Board knows of any other matters that will be brought before the Annual Meeting requiring action by the stockholders. However, if any other matters requiring a vote of the stockholders properly come before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote the proxies in accordance with their best judgment.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials or Notices of Internet Availability at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

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STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than July 5, 2027, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our executive offices located at Intelligent Bio Solutions Inc., 135 West 41st Street, 5th Floor, New York, NY 10036, Attn: Secretary.

For any proposal that is not submitted for inclusion in the proxy statement for our next annual meeting (as described in the preceding paragraph) but is instead sought to be presented directly at our next annual meeting, the rules of the SEC permit management to vote proxies in its discretion if we do not receive notice of the proposal on or before the deadline for advance notice set forth in our Bylaws as described below.

Our Bylaws provide that in order for business to be properly brought before an annual meeting of stockholders by a stockholder (outside of Rule 14a-8), notice thereof must be delivered to or mailed and received by the Corporate Secretary at the above address not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.

Proposals and notices must comply with the applicable content requirements set forth in our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 4, 2027 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders). The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote online during the Annual Meeting, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors

/s/ Harry Simeonidis
Harry Simeonidis
President and Chief Executive Officer

New York, New York

November 2, 2026

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Annex A

INTELLIGENT BIO SOLUTIONS INC.

2019 Long Term Incentive Plan

As Amended and Restated December __, 2026

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers and directors of and consultants to the Company and its Subsidiaries and Affiliates whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company or other entity that controls, is controlled by, or is under common control with the Company and designated by the Committee from time to time as such.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company. A Change of Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(i) “Company” means Intelligent Bio Solutions Inc., a corporation organized under the laws of the State of Delaware.

A-1

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 11.1.

(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s) “Plan” means the Company’s 2019 Long Term Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award. For the avoidance of doubt, the Repurchase Value of any Stock Option or Stock Appreciation Right with an exercise price equal to or greater than the applicable Fair Market Value or per share price shall be zero.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

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(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan (including Sections 2.4 and 2.5), of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company or any Subsidiary or Affiliate outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

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The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right, other than an equitable adjustment made pursuant to Section 3.2 in connection with a stock split, reverse stock split, recapitalization or similar corporate transaction. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price or other award may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

Notwithstanding anything to the contrary, the Committee shall not grant to any non-employee director awards covering more than 10,000 shares of Common Stock in any fiscal year.

2.3. Interpretation of Plan. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and Affiliates and the Holders.

2.4. Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, no award (or portion thereof) granted under the Plan shall vest, and no Restriction Period or performance period applicable to any award shall lapse or end, prior to the first anniversary of the date of grant. The Committee shall not have the authority to waive or accelerate the vesting of any award in a manner that would cause such award to vest prior to the first anniversary of the date of grant, except in the event of the Holder’s death or Disability or as provided in Section 9. The foregoing shall not apply to (i) substitute awards granted pursuant to Section 3.4 to the extent necessary to preserve the vesting schedule of the awards for which they are substituted, (ii) awards granted to non-employee directors that vest on the earlier of the first anniversary of the date of grant and the date of the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting, and (iii) the acceleration of vesting required by Section 9.1 upon a Change of Control that has not been approved by the Board.

2.5. No Dividends or Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, no dividends or dividend equivalents shall be paid, distributed or accrued to the benefit of a Holder with respect to any award, or portion thereof, unless and until such award, or portion thereof, has vested; provided, however, that dividends and distributions declared with respect to Restricted Stock shall be retained by the Company as Retained Distributions (as defined in Section 7.2(b)) and shall vest or be forfeited as provided in Section 7.2. No dividends or dividend equivalents shall be granted or paid with respect to any Stock Option, Stock Appreciation Right or Restricted Stock Unit.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 400,500 shares (which reflects the 179,500 shares previously authorized under the Plan, as adjusted for prior stock splits and reverse stock splits, plus an additional 221,000 shares authorized pursuant to this amendment and restatement effective as of the Restatement Date). Shares of Common Stock under the Plan (the “Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

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3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), the aggregate number of shares reserved for issuance under the Plan or the share limit on awards to non-employee directors set forth in Section 2.2. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3. Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4. Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan, subject to Section 2.4(i); provided that no substitute award shall be granted in exchange for an Option or Stock Appreciation Right previously granted under the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries or Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or its Parent or one of its Subsidiaries (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries or Parent with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

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(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, subject to Section 2.4. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period. Subject to Section 2.4, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

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(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or its Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or its Subsidiary or Affiliate without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Incentive Stock Options. The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries and Affiliates) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

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6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock; Restricted Stock Units.

7.1. Grant. The Committee may award shares of Restricted Stock. In addition, the Committee may award Restricted Stock Units. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and, subject to Section 2.4, rights to acceleration thereof, and all other terms and conditions of the awards.

7.2. Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

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(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3. Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restriction Period with respect to the award of the Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A of the Code.

(b) Stockholder Rights. A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.

(c) No Dividend Equivalents. No dividend equivalents shall be granted, credited, accrued or paid with respect to any Restricted Stock Unit.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law and Sections 2.4 and 2.5, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If there is a Change of Control that has not been approved by the Company’s Board of Directors, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2. Approved Transactions. In the event of an Asset Sale, or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11. Term of Plan.

11.1. Effective Date. The Plan originally became effective on the day immediately prior to the consummation of the Company’s initial public offering (the “Effective Date”). The Plan, as amended and restated, was adopted by the Board on October 13, 2026, and shall be effective on the date it is approved by the Company’s stockholders (the “Restatement Date”). Awards granted prior to the Restatement Date shall continue to be governed by the terms of the Plan as in effect at the time of grant, except to the extent the Committee determines otherwise in a manner that does not impair the rights of a Holder without the Holder’s consent.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

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12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company, a Subsidiary, Parent or Affiliate is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company, a Subsidiary, Parent or Affiliate, (ii) solicits any customers or employees of the Company, a Subsidiary, Parent or Affiliate to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information of the Company, a Subsidiary, Parent or Affiliate in violation of the Company’s policies or any agreement between the Holder and the Company, a Subsidiary, Parent or Affiliate, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company or its Subsidiary or Affiliate is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

(b) Termination for Cause. If a Holder’s employment with the Company or its Subsidiary or Affiliate is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having a Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option, or (3) in the case of SARs, return to the Company the full amount paid to the Holder in connection therewith.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, a Subsidiary, Parent or Affiliate any right to continued employment with the Company, a Subsidiary, Parent or Affiliate, nor shall it interfere in any way with the right of the Company, a Subsidiary, Parent or Affiliate to terminate the employment of any Holder who is an employee at any time.

12.4. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5. Provisions for Foreign Participants. The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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12.6. Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company, a Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company, a Subsidiary, Parent or Affiliate that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary or Affiliate shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any award granted hereunder.

12.7. Lock-Up Period. The Company may, at the request of any underwriter or placement agent, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.8. Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and any Parent, Subsidiaries and Affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and any Parent, Subsidiaries and Affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or any Parent, Subsidiary or Affiliate; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and any Parent, Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and any Parent, Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.8. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.9. Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.10. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

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12.11. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.12. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.13. Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.14. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.15. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent, Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.16. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.17. Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.18. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

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12.19. Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations, guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

12.20. Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.21. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.22. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements.

***

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PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

INTELLIGENT BIO SOLUTIONS

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to www.fcrvote.com/INBS
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

As a stockholder of Intelligent Bio Solutions Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 2, 2026.

CONTROL NUMBER

▼ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▼

INTELLIGENT BIO SOLUTIONS INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 3, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTELLIGENT BIO SOLUTIONS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Steven Boyages and Spiro Sakiris, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Intelligent Bio Solutions Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on December 3, 2026, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4, 5, 7, AND 8, AND FOR "ONE YEAR" IN PROPOSAL 6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

CONTROL NUMBER

Address change:

(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature____________________________

Date____________________________

Title____________________________

Signature (Joint Owners)____________________________

NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of October 13, 2026 and you must register at https://web.viewproxy.com/inbs/2026 by 11:59 p.m. Eastern Time on December 2, 2026. For more information on how to attend the virtual Annual Meeting, see "How do I access the virtual Annual Meeting?" in the proxy statement.

The Notice and Proxy Statement and Annual Report are available at:
https://web.viewproxy.com/inbs/2026

▼ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▼

The Board of Directors recommends you vote FOR all nominees in Proposal 1, FOR Proposals 2, 3, 4, 5, 7, and 8, and FOR "ONE YEAR" in Proposal 6.

Please mark your votes like this ☒

	FOR	WITHHOLD
(1) Steven Boyages	☐	☐
(2) Jonathan Hurd	☐	☐
(3) Jason Isenberg	☐	☐
(4) Nicola Fraser	☐	☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

ONE YEAR ☐ **TWO YEARS** ☐ **THREE YEARS** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

NOTE: In their judgment, the proxies are authorized to vote upon such other business not known as may properly come before the Annual Meeting or any adjournments thereof.